As filed with the Securities and Exchange Commission on February 28, 2002 Registration Nos. 33-48605 and 811-06139



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 28


                            REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 76



                          THE 59 WALL STREET FUND, INC.

               (Exact Name of Registrant as Specified in Charter)


               21 Milk Street, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (617) 423-0800


                               Philip W. Coolidge
                21 Milk Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)


                                    Copy to:
                         John E. Baumgardner, Jr., Esq.
                              Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):




[X] Immediately upon filing pursuant to paragraph (b)
[ ] on                    pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on           pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

                                     [LOGO]
                                      BROWN
                                    BROTHERS
                                    HARRIMAN



                                FEBRUARY 28, 2002




                      BBH INFLATION-INDEXED SECURITIES FUND
                                 CLASS N SHARES
                                 CLASS I SHARES





                                   [GRAPHIC]

Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

CONTENTS

INVESTMENT OBJECTIVE                                         3

PRINCIPAL INVESTMENT STRATEGIES                              3

PRINCIPAL RISK FACTORS                                       5

FUND PERFORMANCE                                             9

FEES AND EXPENSES OF THE FUNDS                              11

INVESTMENT ADVISER                                          12

SHAREHOLDER INFORMATION                                     14

FINANCIAL HIGHLIGHTS                                        20

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

PRINCIPAL INVESTMENT
STRATEGIES

Under normal circumstances the Investment Adviser invests at least 80% of the net assets of the Fund in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. The average maturity of the Fund's portfolio varies within a two to ten-year time frame.

The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government, its agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. All IIS purchased by the Investment Adviser must be rated at least A by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality).

The Investment Adviser may invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on indexes may be entered into for the Fund solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

PRINCIPAL RISK FACTORS

The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

THE IIS MARKET:

IIS in which the Fund may invest are relatively new securities subject to possible illiquidity. It is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury expects that there will be an active secondary market for IIS issued by it, that market may not be as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

INDEXING METHODOLOGY:

IIS's principal and interest will be adjusted for inflation as measured by a predetermined index such as the Consumer Price Index. The Fund's performance could be effected if the index used does not accurately reflect the true rate of inflation.

CREDIT RISK:

Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of A or better, which reduces the Fund's exposure to credit risk.

MORTGAGE RISKS:

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

The chart and table below give an indication of the Fund's risks. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of funds with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

            TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)(1)

[CHART]

1993    1994    1995    1996    1997    1998    1999    2000    2001
7.00    -2.36   12.78   3.47    2.29    4.67            13.34   8.42

(1)  Year-to-date as of January 31, 2002: (2.97)%

HIGHEST AND LOWEST RETURN
(QUARTERLY 1993-2001)

                                      RETURN      QUARTER ENDING
                                      ------      --------------
Highest                                4.61%             3/31/00

Lowest                               (1.76)%             3/31/94

AVERAGE ANNUAL TOTAL RETURNS*
 (THROUGH DECEMBER 31, 2001)

                                        1 YEAR          5 YEARS         LIFE OF FUND
                                                                      (SINCE 7/23/92)
Return Before Taxes                       8.42%           6.36%           5.63%

Return After Taxes on Distributions**     6.04%           4.09%           3.38%

Return After Taxes on Distributions
 and Sale of Fund Shares**                5.14%           3.95%           3.37%

3-Year Treasury (reflects no deducton
for fees, expenses or taxes)              9.21%           7.04%           6.29%

Salomon Brothers Inflation Link
Securities Index (reflects no deduction
for fees, expenses or taxes)(1)           7.92%            n/a             n/a


* Class I shares were first sold on August 14, 2001, so no performance information is available for the periods shown.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Index performance is calculated from March 28, 1997 (commencement). Since IIS's eliminate the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

SHAREHOLDER FEES

(Fees paid directly from an investor's account)

                                                  CLASS N           CLASS I
                                                  -------           -------
Maximum Sales Charge (Load)

Imposed on Purchases                               None              None

Maximum Deferred Sales Charge (Load)               None              None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends                    None              None

Redemption Fee                                     None              None

Exchange Fee                                       None              None

ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                  CLASS N           CLASS I
                                                  -------           -------

Other Expenses

   Administration Fee                              0.10%             0.10%

   Expense Payment Agreement                       0.55%(1)          0.30%(1)
                                                   --------          -------

Total Annual Fund Operating Expenses               0.65%             0.40%
                                                   ====              ====

(1) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 0.65% and 0.40%, respectively. Included within the expense payment agreement is a management fee of 0.25% and for Class N only a shareholder servicing/eligible institution fee of 0.25%.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                1 YEAR      3 YEARS       5 YEARS     10 YEARS
                ------      -------       -------     --------
Class N shares   $  66       $  208       $  362      $  810

Class I shares   $  41       $  128       $  224      $  505

INVESTMENT ADVISER

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2001, it managed total assets of approximately $38 billion.

A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Fleet Investment Advisers.

For its fiscal year ended October 31, 2001, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER
INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued If events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The net asset value of the Fund's shares may change on day when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at net asset value without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                 CLASS N           CLASS I
                                 -------           -------
Initial purchases               $100,000        $1,000,000
Subsequent purchases            $ 25,000         $  25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

REDEMPTIONS BY THE CORPORATION

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                   CLASS N                              CLASS I
                                                                   For the                       For the period
                                                                    years                        August 14, 2001
                                                                    ended                         (Commencement
                                                                  October 31,                    of Operations) to
                                           ----------------------------------------------------- -----------------
                                             2001      2000        1999       1998        1997       10-31-02
                                             ----      ----        ----       ----        ----       --------
Net asset value, beginning of period         $9.63     $9.26       $9.52      $9.51       $9.67       $10.25

Income from investment operations:

  Net investment income                      0.51      0.60        0.048      0.45        0.48        0.06

  Net realized & unrealized gain (loss)      0.87      0.37       (0.26)      0.01        (0.16)      0.25

Less dividends and distributions:

  From net investment income                (0.51)    (0.60)      (0.48)      (0.45)      (0.48)      (0.06)
                                            ------    ------      ------      ------      ------      ------

Net asset value, end of period              $10.50     $9.63       $9.26      $9.52       $9.51       $10.50
                                            ======     =====       =====      =====       =====       ======

Total Return                                14.84%    10.83%       2.43%      4.98%       3.40%       3.08%

Ratios/Supplemental Data:

  Net assets, end of year (000's omitted)   $94,712   $31,740     $11,789    $12,594     $13,744     $3,200

  Expenses as a percentage of
   average net assets(1)                     0.65%     0.65%       0.65%       0.65%       0.73%     0.40%(2)

  Ratio of net investment income to
   average net assets(1)                     5.01%     6.25%       5.14%       4.48%       4.99%     2.10%(2)

Portfolio turnover rate                      325%      327%        899%        305%        372%       325%

(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:

   Ratio of expenses to average net assets   0.92%     1.19%       1.19%      1.15%       1.24%      1.53%(2)

(2)  Annualized.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:



ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    59 Wall Street
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com


On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman & Co.
                                    http://www.bbh.com
                                    SEC  http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.


                                     [LOGO]
                                     BROWN
                                    BROTHERS
                                    HARRIMAN

                                      BROWN
                                    BROTHERS
                                    HARRIMAN
                                     [LOGO]



                                   PROSPECTUS

                                FEBRUARY 28, 2002



                          BBH TAX-EFFICIENT EQUITY FUND

                                 CLASS N SHARES

                                 CLASS I SHARES






Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

CONTENTS

Investment Objective                                         3

Principal Investment Strategies                              3

Principal Risk Factors                                       5

Fund Performance                                             7

Fees and Expenses of the Fund                                9

Investment Adviser                                          10

Shareholder Information                                     12

Financial Highlights                                        17

Additional Information                                      18

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances the Investment Adviser invests at least 80% of the net assets of the Fund in equity securities traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Investments generally consist of equities issued by domestic firms, although equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.

The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Industry allocation and style exposure are a residual of the stock selection process and are used as risk management tools. The Fund's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the opti-mal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accord with that large cap bias, analysts provide investment options throughout the S&P 500 index universe, both by market capitalization and by sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-S&P 500 names.

Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its S&P 500 sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in the Fund.

Portfolio construction in the Fund is the result of selecting issues from the ATS which, when combined with benchmark considerations and risk management, results in a well-diversified portfolio that is designed to outperform its benchmark over a 12-18 month time horizon.

The use of tax-efficient investment strategies enables investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. Key elements of our tax-efficient approach include:

l Pursuing an equity strategy which emphasizes capital appreciation

l Focusing our stock selection process on each security's long-term investment potential

l Selective realization of losses within the Fund that can be used to offset realized gains

l Evaluating potential stock sales and reinvestment alternatives on an after-tax basis

Most equity mutual funds seek to provide superior pre-tax returns. The Fund seeks to provide both superior pre-tax and after-tax returns. In employing its strategies, the Investment Adviser will sell the Fund's securities when the anticipated performance benefit justifies incurring the resulting tax liability. Although the Fund's tax-efficient strategies are designed to minimize an investor's tax liability, there can be no guarantee that this result will be achieved.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

-  MARKET RISK:

   This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

-  TAX MANAGEMENT RISK:

   This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

-  MID-CAP RISK:

   Medium-sized companies typically have less working capital, managerial resources and product lines than larger companies, increasing their investment risk. The securities of medium-sized companies may also trade less frequently and with greater price swings. To the extent the Fund invests in mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies.

-  FOREIGN INVESTMENT RISK:

   Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

   Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE

The chart and table below give an indication of the risks involved with an investment in the Fund. The chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

[CHART]

1999       25.11
2000      -13.00
2001       17.76


(1) Year-to-date as of December 31, 2001: 7.19%


HIGHEST AND LOWEST RETURN (QUARTERLY 1992-2001)

Highest                                     18.06%          12/31/99
Lowest                                     (18.74)%          9/30/01

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES* (THROUGH DECEMBER 31, 2001)

                                           1 YEAR            LIFE OF FUND
                                                       (SINCE NOVEMBER 2, 1998)
Return Before Taxes                        (17.76)%            0.61%
Return After Taxes on Distributions**      (17.76)%            0.61%

Return After Taxes on Distributions
and Sale of Fund Shares**                  (10.82)%            0.50%

S&P 500 Index (reflects no deduction
for fees, expenses or taxes)               (11.89)%            2.68%

*   There were no Class I shares outstanding during the periods shown.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement account

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)


                                                  CLASS N         CLASS I
                                                  -------         -------
Maximum Sales Charge (Load)
Imposed on Purchases                               None            None

Maximum Deferred Sales Charge (Load)               None            None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                    None            None

Redemption Fee                                     None            None

Exchange Fee                                       None            None

ANNUAL FUND OPERATING EXPENSES(2)
(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                             CLASS N       CLASS I(1)
                                             -------       ----------
Other Expenses

  Administration Fee                          0.15%          0.15%

  Expense Payment Agreement                   1.05%(2)       0.80%(2)
                                              --------       --------
Total Annual Fund Operating Expenses          1.20%          0.95%
                                              ========       ========

(1) For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 1.20% and 0.95%, respectively. Included within the expense payment agreement is a management fee of 0.65% and for Class N only a shareholder servicing/eligible institution fee of 0.25%.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP AN INVESTOR COMPARE THE COST OF INVESTING IN THE FUND TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT AN INVESTOR INVESTS $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN SELLS ALL OF HIS SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT AN INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH ACTUAL COSTS ON AN INVESTOR'S INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS THE INVESTOR'S COSTS WOULD BE:

                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                    ------  -------  -------  --------
Class N shares                      $122      $381     $660     $1,455
Class I shares                      $ 97      $303     $525     $1,166

INVESTMENT ADVISER

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of the BBH Fund, Inc. (the Corporation), Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2001, it managed total assets of approximately $38 billion.

A team of individuals manages the Fund on a day-to-day basis. The team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons and Mr. Chris Benedict. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Benedict holds a B.A. from the University of Connecticut, a M.B.A. from UCLA and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Merrill Lynch.

For its fiscal year ended October 31, 2001, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines each Fund's net asset value per share The Corporation normally determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued If events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at net asset value without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                          CLASS N          CLASS I
                                          -------          -------
Initial purchases                         $100,000       $1,000,000

Subsequent purchases                       $25,000          $25,000

*BROWN BROTHERS HARRIMAN, THE FUNDS' SHAREHOLDER SERVICING AGENT, MAY CHANGE THESE INVESTMENT MINIMUMS FROM TIME TO TIME. EACH ELIGIBLE INSTITUTION AND EACH FINANCIAL INTERMEDIARY MAY ESTABLISH AND AMEND FROM TIME TO TIME A MINIMUM INITIAL AND A MINIMUM SUBSEQUENT PURCHASE REQUIREMENT FOR ITS CUSTOMERS WHICH CURRENTLY IS AS LOW AS $1,000.

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day.

REDEMPTIONS BY THE CORPORATION

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the financial performance of the Fund. The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                                                              FOR THE PERIOD
                                                                                                           FROM NOVEMBER 2, 1998
                                                                      FOR THE YEAR ENDED OCTOBER 31,   (COMMENCEMENT OF OPERATIONS)
                                                                           2001         2000                TO OCTOBER 31, 1999
                                                                          ------       ------               -------------------
Net asset value, beginning of period                                     $ 13.52      $ 12.80                   $ 10.00
Income from investment operations:
  Net investment loss                                                      (0.02)       (0.04)                    (0.03)
  Net realized and unrealized gain (loss)                                  (3.97)        0.76                      2.83
Less distributions from net realized gain                                  (0.07)           -                         -

Net asset value, end of period                                           $  9.46      $ 13.52                   $ 12.80

Total return                                                              (29.65)%       5.62%                    28.00%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)                              $40,833      $51,765                   $36,498
  Expenses as a percentage of average net assets(1)                         1.20%        1.20%                     1.20%(2)
  Ratio of net investment loss to average net assets                       (0.21)%      (0.30)%                   (0.25)%(2)

Portfolio turnover rate                                                       53%          67%                       37%(2)
------------------------------------------------------------------------------------------------------------------------------
(1) Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets would have been as follows:

      Ratio of expenses to average net assets                               1.46%        1.35%                     1.29%(2)

(2) Annualized.

ADDITIONAL INFORMATION

Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.

[GRAPH PLOT POINTS TO COME]


This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks as measured by the S&P 500 Index, long-term government bonds as measured by 20-year U.S. Treasury Bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman.

More information on the Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    59 Wall Street
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman & Co.
                                    http://www.bbh.com
                                    SEC  http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

                                     BROWN
                                    BROTHERS
                                    HARRIMAN
                                    [LOGO]

------------------------------------------------------------------------------
PROSPECTUS
                              BBH U.S. Equity Fund

                   21 Milk Street, Boston, Massachusetts 02109

-------------------------------------------------------------------------------


     BBH U.S. Equity Fund is a separate series of BBH Fund, Inc. Shares of the Fund are offered by this Prospectus.

     BBH U.S. Equity Fund invests all of its assets in the BBH U.S. Equity Portfolio (the Portfolio). Brown Brothers Harriman is the Investment Adviser for the Portfolio and the Administrator and Shareholder Servicing Agent of the Fund.

















------------------------------------------------------------------------------

     Neither The Securities And Exchange Commission Nor Any State Securities
          Commission Has Approved Or Disapproved Of These Securities Or
            Passed Upon The Adequacy Or Accuracy Of This Prospectus.
            Any Representation To The Contrary Is A Criminal Offense.

----------------------------------------------------------------------------


                The date of this Prospectus is February 28, 2002.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           -----

Investment Objective..........................................................
Principal Investment Strategies...............................................
Principal Risk Factors........................................................
Fund Performance..............................................................
Fees and Expenses of the Fund.................................................
Investment Adviser............................................................
Shareholder Information.......................................................
Financial Highlights..........................................................
Additional Information........................................................

INVESTMENT OBJECTIVE
----------------------------------------------------------------------------

   The investment objective of the Fund is to provide investors with long-term capital growth while also generating current income.

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------------------------------------------

   The Fund invests all of its assets in the BBH U.S. Equity Portfolio, an investment company having the same objective as the Fund. Under normal circumstances the Investment Adviser invests at least 80% of the assets of the Portfolio in equity securities issued in the U.S. and traded on the New York Stock Exchange, American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Investments generally consist of equities issued by domestic firms; however, the Investment Adviser may also purchase equities of foreign-based companies if they are registered under the Securities Act of 1933.


   The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Industry allocation and style exposure are a residual of the stock selection process and are used as risk management tools. The Portfolio's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

   The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accord with that large cap bias, analysts provide investment options throughout the S&P 500 index universe, both by market capitalization and by sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-S&P 500 names.

   Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its S&P 500 sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in the Portfolio.

   Portfolio construction in the Portfolio is the result of selecting issues from the ATS which, when combined with benchmark considerations and risk management, results in a well-diversified portfolio that is designed to outperform its benchmark over a 12-18 month time horizon.


   Put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Portfolio solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased.

    In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Portfolio that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Portfolio from achieving its investment objective.

PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------

   The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

o  Market Risk:
   This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o        Mid-Cap Risk:

   Medium-sized companies typically have less working capital, managerial resources and product lines than larger companies, increasing their investment risk. The securities of medium-sized companies may also trade less frequently and with greater price swings. To the extent the Fund invests in mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies.

o  Foreign Investment Risk:
   Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.


   Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
------------------------------------------------------------------------------

     The chart and table below give an indication of the Fund's risks. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

     When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

                             Total Return (% per calendar year) 1

The following information is depicted in a bar chart in the printed material:

1993    10.34%
1994    0.68%
1995    38.40%
1996    15.63%
1997    30.30%
1998    11.92%
1999    16.70%
2000    (17.39)%
2001    (17.94)%


1 Year-to-date as of December 31, 2001: 7.01%

------------------------------------------------------------------------------

Highest and Lowest Return
(Quarterly 1993-2001)
-------------------------------------------------------------------------------
                                         Return           Quarter Ending

  Highest                                25.52%              12/31/98

  Lowest                                (18.50)%              9/30/01

-------------------------------------------------------------------------------

Average Annual Total Returns
(through December 31, 2001)
------------------------------------------------------------------------------

                                                                        1 Year            5 Years       Life of Fund
                                                                                                       (Since 7/23/92)

  Return Before Taxes                                                   (17.94)%            3.08%             8.83%

  Return After Taxes on Distributions*                                  (17.94)%          (1.57)%             5.79%

  Return After Taxes on Distributions and Sale of Fund Shares*          (10.92)%          (3.14)%             7.63%

  S&P 500 Index (reflects no deduction for fees, expenses or taxes)     (11.89)%           10.70%            13.74%

-----------------------------------------------------------------------------------------------------

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

     The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

Maximum Sales Charge (Load)
Imposed on Purchases.......................................................None
Maximum Deferred Sales Charge (Load).......................................None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends........................................... None
Redemption Fee.............................................................None
Exchange Fee...............................................................None

                         ANNUAL FUND OPERATING EXPENSES1
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

Management Fees...........................................................0.65%
Distribution (12b-1) Fees.................................................None
Other Expenses
  Administration Fee......................................................0.16%
  Shareholder Servicing/Eligible Institution Fee..........................0.25
  Other Expenses..............................................  0.63      1.04
                                                                ----      ----
Total Annual Fund Operating Expenses......................................1.69%
                                                                          ----

-------------------------------------------------------------------------------
1  The expenses shown for the Fund include the expenses of the Portfolio.

                                    EXAMPLE2
     This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

              1 year.................................................$    172
              3 years................................................$    533
              5 years................................................$    918
             10 years................................................$  1,998

---------------------------------------------------------------------------
2  The example above reflects the expenses of the Fund and the Portfolio.

INVESTMENT ADVISER
------------------------------------------------------------------------------

   The Investment Adviser to the Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

   The Investment Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2001, it managed total assets of approximately $38 billion.

     A team of individuals manages the Fund on a day-to-day basis. The team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons and Mr. Chris Benedict. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Benedict holds a B.A. from the University of Connecticut, a M.B.A. from UCLA and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Merrill Lynch.

     For its fiscal year ended October 31, 2001, the Portfolio paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION
-----------------------------------------------------------------------------

                                 NET ASSET VALUE

   The Corporation normally determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.
   The Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Portfolio's Trustees. A security or other asset held by the Portfolio may also be fair valued If events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Portfolio values its assets.

                               PURCHASE OF SHARES

   The Corporation offers shares of the Fund on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

   An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

   An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman, the Fund's Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

   The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

   Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

   Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

   The Shareholder Servicing Agent has established a minimum account size of $100,000, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which currently may be lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

   Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

   The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

   The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

                           DIVIDENDS AND DISTRIBUTIONS

   The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include the Fund's pro rata share of the Portfolio's net income and realized net capital gains.

   Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

   Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

   Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

   The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

     The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                 For the years ended October 31,
                                                -----------------------------------------------------------------

                                                2001           2000           1999            1998           1997
Net asset value, beginning of year..........   $12.76         $ 17.70        $ 50.88        $ 52.73         $ 42.30
Income from investment operations:
   Net investment income (loss)
    allocated from portfolio................   (0.07)           (0.08)         (0.04)1         0.03            0.21
   Net realized and unrealized gain (loss)
    allocated from portfolio................   (3.84)            0.16           6.30           1.24           12.22
Less dividends and distributions:
   From net investment income...............       --              --             --             --           (0.14)
   In excess of net investment income.......       --              --             --             --           (0.05)
   Net realized gains ......................    0.002           (1.70)        (39.44)         (3.12)          (1.81)
   In excess of net realized gains..........       --           (3.32)            --             --              --
                                               ------          ------        -------        -------         -------
Net asset value, end of year................    $8.85         $ 12.76        $ 17.70        $ 50.88         $ 52.73
                                               ------          ------         ------         ------          ------
                                               ------          ------         ------         ------        ------
Total return ............................... (30.64)%           (1.18)%        24.17%          2.50%          30.29%
Ratios/Supplemental Data:
   Net assets, end of year (000's omitted)..  $13,957         $21,422        $25,570        $62,055         $69,045
   Expenses as a percentage of average
     net assets:
   Expenses paid by Fund ...................   1.65%3            1.57%3         1.35%          1.15%           1.20%4
   Expense offset..........................     0.04%              --           0.05%          0.06%           0.02%
                                               ------          ------        -------        -------         -------
     Total Expenses.........................    1.69%            1.57%          1.40%          1.21%           1.22%
   Ratio of net investment income (loss) to
     average net assets.....................  (0.69)%           (0.61)%        (0.22)%         0.04%           0.23%
Portfolio turnover rate ....................     55%5             130%5          124%           104%             37%
         .........

1  Calculated using average shares outstanding for the year.
2  Amount is less than $0.01 per share.
3 Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangements.
4 Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:
   Ratio of expenses to average net assets..      n/a             n/a            n/a            n/a            1.16%
   Furthermore,  the ratio of expenses to average net assets for the years ended  October 31, 1997  reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements.
Had these arrangements not been in place, this ratio would have been 1.18%. The expense payment agreement was terminated on July 1, 1997.
5 Portfolio turnover rate is that of the Portfolio in which the Fund invests.


ADDITIONAL INFORMATION
------------------------------------------------------------------------------

     Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.



     This graph illustrates the total return of the major classes of financial assets since 1925, including common stocks as measured by the S&P 500 Index, long-term government bonds as measured by 20-year U.S. Treasury Bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation. Source: Brown Brothers Harriman

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of the Fund to do so.

BBH U.S. Equity Fund

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o Statement of Additional Information (SAI) Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o  By telephone
   Call 1-800-625-5759

o  By mail write to the Fund's Shareholder
   Servicing Agent:
   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o By E-mail send your request to:
   bbhfunds@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
     http://www.bbhfunds.com

   SEC
     http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139



                 BBH U.S. Equity Fund
                      Prospectus
                   February 28, 2002

                                    [LOGO]
                                    BROWN
                                    BROTHERS
                                    HARRIMAN




                                FEBRUARY 28, 2002




                            BBH EUROPEAN EQUITY FUND

                          BBH PACIFIC BASIN EQUITY FUND

                          BBH INTERNATIONAL EQUITY FUND




                                 CLASS N SHARES

                                 CLASS I SHARES


Neither The Securities And Exchange Commission Nor Any State Securities Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

CONTENTS



INVESTMENT OBJECTIVE                                         3

PRINCIPAL INVESTMENT STRATEGIES                              3

PRINCIPAL RISK FACTORS                                       7

FUND PERFORMANCE                                            11

FEES AND EXPENSES OF THE FUNDS                              15

INVESTMENT ADVISER                                          17

SHAREHOLDER INFORMATION                                     18

FINANCIAL HIGHLIGHTS                                        26

ADDITIONAL INFORMATION                                      31

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

BBH EUROPEAN EQUITY FUND
The BBH European Equity Fund invests all of its assets in the BBH European Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests at least 80% of the assets of the BBH European Equity Portfolio in equity securities of companies traded principally in the European Union (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Finland, Norway, Sweden and Switzerland. The Portfolio may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.

BBH PACIFIC BASIN EQUITY FUND
The BBH Pacific Basin Equity Fund invests all of its assets in the BBH Pacific Basin Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests at least 80% of the assets of the BBH Pacific Basin Equity Portfolio in equity securities of companies principally traded in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The Portfolio may also from time to time invest in other mar-kets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.

BBHINTERNATIONAL EQUITY FUND
The BBH International Equity Fund invests all of its assets in the BBH International Equity Portfolio, an investment company that has the same objective as the Fund. Under normal circumstances the Investment Adviser fully invests at least 80% of the assets of the BBH International Equity Portfolio in equity securities of companies based outside the United States and Canada in the developed markets of the world. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The Portfolio may also from time to time invest in emerging markets of India, Indonesia, Pakistan, South Korea, Sri Lanka, Thailand, Taiwan, and the Philippines.

EACH FUND
Although the Investment Adviser expects to invest the assets of each Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment

Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participation in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are a residual of the stock selection process and are used as risk management tools. The Portfolio's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accordance with that large cap bias, analysts provide investment options throughout the MSCI index universe, both by market capitalization and by sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-MSCI names.

Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its MSCI sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in each Portfolio.

Portfolio construction in each Portfolio is the result of selecting issues from the ATS which, when combined with regional allocation policies, benchmark considerations, and risk management, will produce a well-diversified portfolio expected to outperform its benchmark over a 12-18 month time horizon.

The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on stock indexes may be entered into for a Portfolio solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of a Portfolio in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

PRINCIPAL RISK FACTORS

The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS ARE:
MARKET RISK:
This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

FOREIGN INVESTMENT RISK:
Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.

Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio or BBH International Equity Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Portfolio holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Portfolio also incurs costs in connection with conversion between various currencies.

CONCENTRATION RISK:
Because the Investment Adviser invests a significant portion of the assets of the BBH European Equity Portfolio and BBH Pacific Basin Equity Portfolio in a specific geographical region, the value of their investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting those regions.

DEVELOPING COUNTRIES:
The Investment Adviser may invest the assets of the BBH European Equity Portfolio and the BBH International Equity Portfolio in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the BBH Pacific Basin Equity Portfolio in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securi-ties of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

MID-CAP RISK:
The value of an individual securities or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

DIVERSIFICATION RISK:
Each Fund and each Portfolio is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Portfolio is however limited with respect to such assets by certain requirements of federal tax law. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE

The charts and tables below give an indication of the risks involved with an investment in each Fund. The charts show changes in the performance of each Fund from year to year. The tables show how the average annual returns of each Fund for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that a Fund's performance (before and after taxes) in past years is not necessarily an indication of how that Fund will do in the future.

BBH EUROPEAN EQUITY FUND


                     TOTAL RETURN (% PER CALENDAR YEAR)(1)

[CHART]

1992         7.53
1993        27.12
1994        -3.93
1995        16.49
1996        19.25
1997        15.28
1998        24.17
1999        21.42
2000        -6.28
2001       -22.37

(1) Year-to-date as of January 31, 2002:  1.61%

HIGHEST AND LOWEST RETURN  (QUARTERLY 1992-2001)

                                      RETURN    QUARTER ENDING
--------------------------------------------------------------
Highest                               22.08%          12/31/99

Lowest                              (16.57)%           9/30/01

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2001)

                                            1 YEAR              5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
Return Before Taxes                         (22.37)%             4.90%           8.77%

Return After Taxes on Distributions*        (22.18)%             3.10%           6.75%

Return After Taxes on Distributions
 and Sale of Fund Shares*                   (13.40)%             3.82%           6.74%

MSCI-Europe (reflects no
deduction for fees, expenses or taxes)      (19.90)%             6.24%           9.64%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

BBH PACIFIC BASIN EQUITY FUND

                      TOTAL RETURN (% PER CALENDAR YEAR)(1)

[CHART]

1992           6.15
1993          74.90
1994         -21.50
1995           3.49
1996          -0.71
1997         -20.13
1998           4.91
1999         120.16
2000         -33.13
2001         -30.76

(1) Year-to-date as of January 31, 2002:  (8.09)%

HIGHEST AND LOWEST RETURN (QUARTERLY 1992-2001)

                                      RETURN    QUARTER ENDING
--------------------------------------------------------------
Highest                               36.69%          12/31/93

Lowest                              (22.47)%           9/30/01

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2001)

                                             1 YEAR             5 YEARS        10 YEARS
----------------------------------------------------------------------------------------
Return Before Taxes                         (30.76)%            (2.98)%           2.56%

Return After Taxes on Distributions*        (30.76)%            (4.05)%            .91%

Return After Taxes on Distributions
    and Sale of Fund Shares*                (18.73)%            (2.71)%           1.48%

MSCI-Pacific (reflects no deduction
   for fees, expenses or taxes)             (25.41)%            (7.81)%          (2.43)%


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements or individual retirement accounts.

BBH INTERNATIONAL EQUITY FUND

            TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)(1)

[CHART]

1996          8.05
1997          1.05
1998         16.17
1999         44.60
2000        -13.72
2001        -24.96

(1) Year-to-date as of January 31, 2002:  (1.71)%

HIGHEST AND LOWEST RETURN (QUARTERLY 1995-2001)

                                      RETURN                    QUARTER ENDING
------------------------------------------------------------------------------
Highest                               24.28%                          12/31/99

Lowest                              (13.77)%                           9/30/98

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES* (THROUGH DECEMBER 31, 2001)

                                         1 YEAR            5 YEARS      LIFE OF PORTFOLIO
                                                                         (SINCE 4/1/95)**
-----------------------------------------------------------------------------------------
Return Before Taxes                      (24.96)%           1.98%                   3.63%

Return After Taxes on Distributions***   (21.96)%           1.63%                   3.36%

Return After Taxes on Distributions
 and Sale of Fund Shares***              (15.20)%           1.59%                   2.95%

MSCI-EAFE (reflects no deduction
for fees, expenses or taxes)             (21.45)%           0.90%                   2.87%

* There were no Class I shares outstanding during the periods shown.
** Historical total return information for any period or portion thereof prior to the Fund's commencement of operations (6/6/97) will be that of the Portfolio adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.
*** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.


SHAREHOLDER FEES
(Fees paid directly from an investor's account)

                                                                       INTERNATIONAL EQUITY FUND
                                            EUROPEAN   PACIFIC BASIN   -------------------------
                                         EQUITY FUND     EQUITY FUND     CLASS N        CLASS I
                                         -----------     -----------      -------    ----------
Maximum Sales Charge (Load)
   Imposed on Purchases                         None            None        None           None

Maximum Deferred Sales Charge
   (Load)                                       None            None        None           None

Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends              None            None        None           None

Redemption Fee (as a percentage
   of total redemption proceeds)(1)            2.00%           2.00%       2.00%          2.00%

Exchange Fee                                    None            None        None           None

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

ANNUAL FUND OPERATING EXPENSES2
(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                                       INTERNATIONAL EQUITY FUND
                                            EUROPEAN   PACIFIC BASIN   -------------------------
                                         EQUITY FUND     EQUITY FUND      CLASS N    CLASS I(3)
                                         -----------     -----------      -------    ----------
Management Fees                                0.65%           0.65%        0.65%         0.65%

Distribution (12b-1) Fees                       None            None         None          None

Other Expenses                                  0.64            0.97         0.59          0.34
                                              ------          ------       ------        ------
   Administration Fee                          0.16%           0.16%        0.16%         0.16%

   Shareholder Servicing/Eligible
     Institution Fee                            0.25            0.25         0.25           n/a

   Other Expenses                               0.23            0.56         0.18          0.18
                                              ------          ------       ------        ------
Total Annual Fund Operating Expenses           1.29%           1.62%        1.24%          .99%
                                              ======          ======       ======        ======

(2) The expenses shown for each Fund include the expenses of its corresponding Portfolio.
(3) For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year in the N Class. Actual expenses could be higher than projected.

EXAMPLE(3)

This example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                                                       INTERNATIONAL EQUITY FUND
                                            EUROPEAN   PACIFIC BASIN   -------------------------
                                         EQUITY FUND     EQUITY FUND      CLASS N    CLASS I
                                         -----------     -----------      -------    -------
 1 year                                       $  131          $  165       $  126     $  101

 3 years                                      $  409          $  511       $  393     $  315

 5 years                                      $  708          $  881       $  681     $  547

10 years                                      $1,556          $1,922       $1,500     $1,213

(3) The example above reflects the expenses of each Fund and its corresponding Portfolio.

INVESTMENT ADVISER

The Investment Adviser to each Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the general supervision of the Trustees of each Portfolio, the Investment Adviser makes the day-to-day investment decisions for each Portfolio, places the purchase and sale orders for the portfolio transactions of each Portfolio, and generally manages each Portfolio's investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At
December 31, 2001, it managed total assets of approximately $38 billion.

A team of individuals manages each Portfolio on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons, Mr. Mohammad Rostom and Ms. Camille M. Kelleher. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, he worked for Kulicke & Soffa Industries. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman in 1984.

For their fiscal year ended October 31, 2001, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio and BBH International Equity Portfolio each paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Portfolio. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE
The Corporation normally determines each Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of each Fund's net asset value is made by subtracting from the value of the total assets of each Fund the amount of its liabilities and dividing the difference by the number of shares of each Fund outstanding at the time the determination is made.

Each Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by each Portfolio's Trustees.

If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time each Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by each Portfolio's Trustees.

The net asset value of each Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES
The BBH International Equity Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares of the BBH International Equity Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the BBH International Equity Fund, and shares of the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, may be purchased at net asset value without a sales charge.

PURCHASE OF SHARES
The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

INVESTMENT MINIMUMS* The minimum initial purchase amount for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund is $100,000 and the minimum subsequent purchase amount is $25,000. Minimum initial and subsequent purchase amounts for the BBH International Equity Fund vary depending on the class of shares you buy.

                                     INTERNATIONAL EQUITY FUND
                                     -------------------------
                                     CLASS N           CLASS I
                                     -------           -------
Initial purchases                   $100,000        $1,000,000

Subsequent purchases                 $25,000           $25,000

*BROWN BROTHERS HARRIMAN, THE FUNDS' SHAREHOLDER SERVICING AGENT, MAY CHANGE THESE INVESTMENT MINIMUMS FROM TIME TO TIME. EACH ELIGIBLE INSTITUTION AND EACH FINANCIAL INTERMEDIARY MAY ESTABLISH AND AMEND FROM TIME TO TIME A MINIMUM INITIAL AND A MINIMUM SUBSEQUENT PURCHASE REQUIREMENT FOR ITS CUSTOMERS WHICH CURRENTLY IS AS LOW AS $1,000.

REDEMPTION OF SHARES
The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

REDEMPTIONS BY THE CORPORATION
The Shareholder Servicing Agent has established a minimum account size of $100,000 for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, $100,000 for Class N shares of the BBH International Equity Fund and $1,000,000 for Class I shares of the BBH International Equity Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in a Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION
Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

REDEMPTION FEE
Effective as of April 16, 2001 with respect to the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, and effective as of July 6, 2001 with respect to the BBH International Equity Fund, Fund shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from "market timers" and others who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. The redemption fee will not apply to shares purchased by fee-paying clients of Brown Brothers Harriman. The redemption fee will also not apply to shares purchased by direct clients of any other Eligible Institution or of a Financial Intermediary who receive recommendations as to the purchase of specific mutual funds from that Eligible Institution or Financial Intermediary. However, the Corporation reserves the right to impose or change redemption fees on its shares at any time if warranted by the Funds' future costs of processing redemptions.

DIVIDENDS AND DISTRIBUTIONS
The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Each Fund's net income and realized net capital gains includes that Fund's pro rata share of its corresponding Portfolio's net income and realized net capital gains.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

BBH EUROPEAN EQUITY FUND

FOR THE YEARS ENDED OCTOBER 31,                   2001         2000         1999          1998          1997
                                                  ----         ----         ----          ----          ----
Net asset value, beginning of year              $37.59       $37.92       $39.05       $ 38.02       $ 35.02

Income from investment operations:

   Net investment income
   allocated from portfolio                       0.11         0.03      0.09(1)          0.42          0.39

   Net realized & unrealized gain (loss)
   allocated from portfolio                     (9.68)         3.20         4.15          6.06          5.29


Less dividends and distributions:

   From net investment income                   (0.05)           --       (0.65)        (0.31)        (0.41)

   In excess of net investment income               --           --       (0.01)            --            --

   From net realized gains                      (0.35)       (3.14)       (4.71)        (5.14)        (2.27)

   In excess of net realized gains                  --       (0.42)           --            --            --

Net asset value, end of year                    $27.62       $37.59       $37.92        $39.05        $38.02
                                              ========     ========     ========      ========      ========
TOTAL RETURN                                  (25.74%)        8.26%       11.87%        19.34%        17.28%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's omitted)        $82,873     $148,789     $143,315      $155,557      $154,179

Expenses as a percentage of average net assets:

Expenses paid by Fund                            1.24%     1.22%(2)        1.33%         1.18%         1.32%

Expenses paid by commissions(3)                      -            -            -         0.01%         0.01%

Expense offset arrangement                    0.05%(2)      0.04%(2)           -         0.02%         0.03%
                                              --------     --------     --------      --------      --------
TOTAL EXPENSES                                   1.29%        1.26%        1.33%         1.21%         1.36%

Ratio of net investment
   income to average net assets                  0.29%        0.08%        0.24%         0.60%         1.02%

Portfolio turnover rate(4)                         16%          42%          37%           56%           82%

(1) Calculated using average shares outstanding for the year.
(2) Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.
(3) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.
(4) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

BBH PACIFIC BASIN EQUITY FUND

FOR THE YEARS ENDED OCTOBER 31,                   2001         2000         1999          1998          1997
                                                  ----         ----         ----          ----          ----
Net asset value, beginning of year              $35.47       $38.77       $20.31        $24.52        $30.19

Income from investment operations:

   Net investment income (loss)
   allocated from portfolio                  (0.23)(1)    (0.31)(1)    (0.17)(1)        (0.20)   0.00(1),(2)

   Realized and unrealized gain
   (loss) allocated from portfolio             (12.55)       (0.89)        18.63        (2.39)        (4.69)


Less dividends and distributions:

   From net investment income                        -            -            -        (0.52)          -(2)

   In excess of net investment income           (0.93)       (2.10)            -        (1.10)        (0.25)

   From net realized gains                           -            -            -             -        (0.28)

   In excess of net realized gains                   -            -            -             -        (0.45)
                                              --------     --------      -------      --------      --------
Net asset value, end of year                    $21.76       $35.47       $38.77        $20.31        $24.52
                                              ========     ========      =======      ========      ========
TOTAL RETURN                                  (36.88)%      (3.81)%       90.89%      (10.78)%      (16.03)%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's omitted)        $40,974      $89,111      $80,411       $32,630      $102,306

Expenses as a percentage of average net assets:

Expenses paid by Fund                         1.56%(4)     1.47%(4)        1.39%         1.44%         1.19%

Expenses paid by commissions(3)                      -            -            -             -         0.01%

Expense offset arrangement                     0.06%(4)     0.01%(4)        -(5)        50.18%         0.06%
                                              --------     --------      -------      --------      --------
TOTAL EXPENSES                                   1.62%        1.48%        1.39%         1.62%         1.26%

Ratio of net investment income
   (loss) to average net assets                (0.79)%      (0.70)%      (0.58)%       (0.73)%         0.00%

Portfolio turnover rate                         40%(6)       76%(6)          97%           91%           63%

(1) Calculated using average shares outstanding for the year.
(2) Less than $0.01 per share.
(3) A portion of the Fund's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay.
(4) Includes the Fund's share of the expenses paid by the Portfolio and expense offset arrangement.
(5) Less than 0.01%.
(6) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class N shares (assuming reinvestment of all dividends and distributions).

BBH INTERNATIONAL EQUITY FUND

                                                                                         FOR THE PERIOD FROM
                                                                                                JUNE 6, 1997
                                                                                (COMMENCEMENT OF OPERATIONS)
                                                                                              TO OCTOBER 31,
FOR THE YEARS ENDED OCTOBER 31,                   2001         2000         1999          1998          1997
                                                  ----         ----         ----          ----          ----
Net asset value beginning of period             $13.29       $13.04       $10.09         $9.42        $10.00

Income from investment operations:

   Net investment income (loss)
   allocated from portfolio                       0.13    (0.03)(1)       (0.02)         0.002       0.00(2)

   Net realized and unrealized gain
   (loss) allocated from portfolio              (3.92)         0.93         3.00          0.75        (0.58)


Less dividends and distributions:

   From net investment income                   (0.08)            -            -             -            -

   In excess of net investment income                -       (0.32)       (0.03)        (0.03)            -

   From net realized gains                      (0.08)       (0.33)            -        (0.05)            -
                                              --------     --------      -------      --------   ----------
Net asset value, end of period                   $9.34       $13.29       $13.04        $10.09        $9.42
                                              ========     ========      =======      ========   ==========
TOTAL RETURN                                  (28.94)%        6.71%       29.57%         8.06%   (5.80)%(3)


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period                     $113,353     $115,739      $59,961       $27,475       $7,040
(000's omitted)

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          1.24%(4)        1.37%        1.50%         1.50%     1.36%(5)

Ratio of net investment income
  (loss) to average net assets                   0.18%      (0.24)%      (0.25)%       (0.15)%   (0.06)%(5)

Portfolio turnover rate(6)                         21%          37%          86%           89%           na

(1) Calculated using average shares outstanding for the year.
(2) Less than $0.01.
(3) Not annualized.
(4) Includes the Fund's share of expenses paid by the Portfolio and excludes the impact of the Portfolio's expense offset arrangement. Including the Fund's share of the expense offset arrangement reduces the Fund's ratio of expenses to average net assets to 1.15%.
(5) Annualized.
(6) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

ADDITIONAL INFORMATION


Other mutual funds or institutional investors may invest in each Portfolio on the same terms and conditions as the Portfolio's corresponding Fund. However, these other investors may have different aggregate performance results. The Corporation may withdraw a Fund's investment in its corresponding Portfolio at any time as a result of changes in such Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of that Fund to do so.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:


ANNUAL/SEMI-ANNUAL REPORT
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    59 Wall Street
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman & Co.
                                    http://www.bbh.com
                                    SEC  http://www.sec.gov


You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


SEC file number: 811-06139.


                                    [LOGO]
                                    BROWN
                                    BROTHERS
                                    HARRIMAN

                       STATEMENT OF ADDITIONAL INFORMATION

                      BBH INFLATION-INDEXED SECURITIES FUND

                   21 Milk Street, Boston, Massachusetts 02109
                                 Class N shares
                                 Class I shares


     BBH Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Inflation-Indexed Securities Fund is designed to enable investors to be invested in a portfolio of securities that are structured to provide protection against inflation. The Inflation-Indexed Securities Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund October 31, 2001 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2002, a copy of which may be obtained from the Corporation at the address noted above. The date of this Statement of Additional Information is February 28, 2002.

                                Table of Contents

                                                                           Page

Investments . . . . . . . . . .                                               3
         Investment Objective and Policies  . . . . . . . . .                 3
         Investment Restrictions  . . . . . . . . . . . . . .                 11
Management . . . . . . . .                                                    13
         Board of Directors . . . . . . . . . . . . . . .                     17
         Code of Ethics . . . . . . . .                                       19
         Investment Adviser . . . . . . . . . . . . . . . . .                 20
         Administrator  . . . . . . . . . . . . . . . . . . .                 21
         Distributor  . . . . . . . . . . . . . . . . . . . .                 22
         Shareholder Servicing Agent . . . . . . .                            22
         Financial Intermediaries . . . . . . .                               23
         Eligible Institutions . . . . . .                                    23
         Expense Payment Agreement                                            24
         Custodian, Transfer and Dividend Disbursing Agent                    24
         Independent Auditors                                                 24
Net Asset Value  . . . . . . . . . . . . .                                    25
Computation of Performance . . . . . . . . . . . . .                          25
Purchases and Redemptions                                                     27
Federal Taxes  . . . . . . . . . . . . . . . . . . .                          28
Description of Shares  . . . . . . . . . . . . . . .                          30
Portfolio Brokerage Transactions . . . . . . . . . . . . . . .                32
Note Ratings . . . . . . . . . . . . . . . . . . . .                          33
Additional Information . . . . . . . . . . . . . . .                          34
Financial Statements . . . . . . . . . . . . . . . .                          34

                                   INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES


     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.


     The U.S. Treasury has issued Inflation-Indexed Securities ("IIS") as five-year, ten-year and thirty-year maturities. The U.S. Treasury has announced its intention to issue additional securities with a term to maturity as long as 30 years. U.S. Government agencies, foreign governments and corporate issuers have also issued these types of securities. IIS may be "stripped" of their interest and principal components and purchased as separate instruments.

     U.S. Treasury IIS provide for semi-annual payments of interest and a payment of principal at maturity. Each interest payment will be adjusted up or down to take into account any inflation or deflation that occurs between the issue date of the security and the interest payment date. The principal amount of a U.S. Treasury IIS will be adjusted up at maturity to take into account the inflation that occurred between the issue date of the security and its maturity date. The repayment of principal will never be less than the original face or par amount of the security at issuance. All inflation adjustments will be based on changes in the non-seasonally adjusted U.S. City Averages All Items Consumer Price Index for All Urban Consumers, which is published monthly by the index as reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. These securities trade for purchases and sales with a daily inflation adjustment to their par amount.

     The inflation adjustment and the coupon interest on recently issued IIS result in a yield that approximates the nominal yield available on similar maturity U.S. Treasury securities, however this may or may not be true in the future depending on the market's projection of future inflation rates versus current inflation rates.


     The calculation of the inflation index ratio for IIS issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increase the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IIS does not accurately adjust for inflation, the value of the IIS could be adversely affected. In the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components will decrease.

     The Investment Adviser currently believes that the market for IIS will be sufficient to permit the Fund to pursue its investment objective. However, should the market for IIS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in excess of 35% of the Fund's total assets.

     In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with the Fund's investment objective and principal investment strategies of the Fund. Such investments may prevent the Fund from achieving its investment objective.


                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                               Hedging Strategies

     Options on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on fixed income securities may be purchased for the Fund. Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance the income of the Fund, options on fixed income securities may be written for the Fund. A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the fixed income securities selected. The value of these options  depends  upon  future  movements  in the  level  of  interest  rates as reflected in the price of the underlying fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Fund is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

     The Corporation intends to write (sell) covered put and call options on optionable fixed income securities on behalf of the Fund. Call options written by the Corporation give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are covered, for example, when the Fund owns the underlying securities, and put options are covered, for example, when the Fund has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Corporation may also write straddles (combinations of puts and calls on the same underlying security) on behalf of the Fund.

     The Fund receives a premium from writing a put or call option, which increases the Fund"s gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Corporation limits the opportunity of the Fund to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Corporation assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on fixed income securities ("Futures Contracts") may be entered into for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. For the same purpose, put and call options on interest rate futures contracts may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enters into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts are used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities selected. The value of a Futures Contract depends upon future movements in the price of the fixed income securities before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for the Fund is subject to the Investment Adviser's ability both to select appropriate fixed income securities and to predict future price movements over the short term in those securities. The incorrect choice of fixed income securities or an incorrect assessment of future price movements over the short term in those securities may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 61/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Over-the-counter (OTC) options purchased are treated as not readily marketable.

                           Forward Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Portfolio may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments in IIS denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                          Loans of Portfolio Securities


     Loans  up to 30% of the  total  value  of the  securities  of the  Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund"s income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman.


                   When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                           U.S. Government Securities

     Assets of the Fund may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through securities of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

                           Mortgage-Backed Securities

     Assets of the Fund also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Fund reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Fund may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Fund. Asset-Backed Securities Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

                                Bank Obligations

     Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman, the Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

                              Repurchase Agreements


     Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.


                          Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Corporation agrees for the Fund to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements is invested for the Fund. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund"s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund"s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.


INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);


     (6) enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;


     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

     (12) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).


     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).


     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the total assets of the Fund in securities that are structured to provide protection against inflation. These policies are not fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


                                   MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below.

----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
                                                                                     Number of
                                                                                     Funds in
                                         Term of                                     Fund Complex   Other
                        Position(s)      Office# and                                 Overseen by    Directorships
Name, Address, and Age  Held with        Length of Time   Principal Occupation(s)    Director^      Held by
                        Corporation      Served           During Past 5 Years                       Director
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Interested"
Directors:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Joseph V. Shields,      Chairman of      Since 1990       Managing Director,         12             None
Jr.* (aged 63) -        the Board and                     Chairman and Chief
Shields & Company,      Director                          Executive Officer of
140 Broadway, New                                         Shields & Company
York, NY  10005                                           (registered
                                                          broker-dealer and member
                                                          of New York Stock
                                                          Exchange); Chairman of
                                                          Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Trustee of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Independent" **
Directors:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Eugene P. Beard (aged   Director         Since 1993       Vice Chairman - Finance/   12             Director of
66) - The Interpublic                                     Operations and CFO (May                   Old Westbury
Group of Companies,                                       1995 - February 2000) and                 Funds (5)
Inc., 20 Marshall                                         Special Advisor (March
Street, Suite 210, S.                                     2000 - Present), The
Norwalk, CT  06854                                        Interpublic Group of
                                                          Companies, Inc.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Richard L. Carpenter    Director         Since 1999       Retired; Director of       12             Trustee of Dow
(aged 68) - 10820                                         Investments, Pennsylvania                 Jones Islamic
North La Quinta Drive,                                    Public School Employees'                  Market Index
Tucson, AZ  85737                                         Retirement System (until                  Portfolio and
                                                          December 1997).                           Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Clifford A. Clark       Director         Since 1999       Retired.                   12             Trustee of Dow
(aged 71) - 42 Clowes                                                                               Jones Islamic
Drive, Falmouth, MA                                                                                 Market Index
02540                                                                                               Portfolio and
                                                                                                    Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
David P. Feldman (aged  Director         Since 1990       Retired; Chairman and CEO  12             Director of
62) - 3 Tall Oaks                                         of AT&T Investment                        Dreyfus Mutual
Drive, Warren, NJ 07059                                   Management Corporation                    Funds (59
                                                          (until May 1997);                         Funds)
                                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
J. Angus Ivory (aged    Director         Since 1999       Retired; Director of       12             Trustee of Dow
69) - Greenway Farm,                                      Brown Brothers Harriman                   Jones Islamic
Tockenham, Swindon,                                       Ltd. (subsidiary of Brown                 Market Index
Wiltshire, SN4 7PP                                        Brothers Harriman & Co.)                  Portfolio and
England                                                   (until December 2001);                    Islamic Global
                                                          Director of Old Daily
                                                          Equity Fund Saddlery
                                                          (1992 to present);
                                                          Advisor, RAF Central
                                                          Fund (1992 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Alan G. Lowy (aged 62)  Director         Since 1993       Private Investor.          12             None
- 4111 Clear Valley
Drive, Encino, CA
91436
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Arthur D. Miltenberger  Director         Since 1992       Retired; Executive Vice    12             None
(aged 63) - Richard K.                                    President and Chief
Mellon & Sons, P.O.                                       Financial Officer of
Box RKM, Ligonier, PA                                     Richard K. Mellon and
15658                                                     Sons (private foundation)
                                                          (until June 1998);
                                                          Vice President and
                                                          Treasurer of Richard
                                                          King Mellon Foundation
                                                          (until June 1998);
                                                          Trustee, R.K. Mellon
                                                          Family Trusts (since
                                                          1981); General
                                                          Partner, Mellon Family
                                                          Investment Company IV,
                                                          V and VI; Director of
                                                          Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (since
                                                          1996).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Officers:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Philip W. Coolidge      President        Since 1990       Co-Chief Executive         N/A            N/A
(aged 50) - 21 Milk                                       Officer of Signature
Street, 5th Floor,                                        Financial Group, Inc.
Boston, MA  02109                                         ("SFG"), Signature
                                                          Broker-Dealer Services,
                                                          Inc. ("SBDS"), 59 Wall
                                                          Street Administrators,
                                                          Inc. ("59 Wall Street
                                                          Administrators") and 59
                                                          Wall Street Distributors,
                                                          Inc. ("59 Wall Street
                                                          Distributors"); President
                                                          of all registered
                                                          investment companies in
                                                          BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Linwood C. Downs (aged  Treasurer        Since 1999       President and Chief        N/A            N/A
40) - 21 Milk Street,                                     Operating Officer of SFG;
5th Floor, Boston, MA                                     Treasurer of SBDS, 59
02109                                                     Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Treasurer of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Christine D. Dorsey     Secretary        Since February   Vice President of SFG;     N/A            N/A
(aged 31) - 21 Milk                      2001             Secretary of SBDS, 59
Street, 5th Floor,                                        Wall Street
Boston, MA  02109                                         Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Secretary (since
                                                          February 2001) and
                                                          Assistant Secretary
                                                          (December 1996 -
                                                          February 2001) of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^); Secretary of Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Susan Jakuboski (aged   Assistant        Since 1995       Assistant Treasurer,       N/A            N/A
37) - 21 Milk Street,   Treasurer and                     Assistant Secretary and
5th Floor, Boston, MA   Assistant                         Vice President of
02109                   Secretary                         Signature Financial Group
                                                          (Cayman) Limited; Vice
                                                          President of SFG;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of Signature
                                                          Broker-Dealer
                                                          Services, Inc., 59
                                                          Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Kate T. Alen (aged 42)  Assistant        Since August     Vice President of SFG      N/A            N/A
- 21 Milk Street, 5th   Secretary        2001             (since February 2001);
Floor, Boston, MA                                         Assistant Secretary
02109                                                     (since August 2001) of
                                                          all registered
                                                          investment companies
                                                          in BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund; Associate,
                                                          Dechert (law firm)
                                                          (September 1994 -
                                                          February 2001).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^ The Fund Complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer.

**   As defined under "Board of Directors" below.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Directors") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Directors are assisted in this process by independent legal counsel.

     The Independent Directors serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.

                    Director Equity Ownership As Of 12/31/01


                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                                                                           Companies Overseen by Director in Family
Name of Director              Dollar Range of Equity Securities in Fund    of Investment Companies
----------------              -----------------------------------------    --------------------

Eugene P. Beard               None                                         None

David P. Feldman              None                                         $10,001 - $50,000

Alan G. Lowy                  None                                         None

Arthur D. Miltenberger        None                                         Over $100,000

Richard L. Carpenter          None                                         None

Clifford A. Clark             None                                         $50,001 - $100,000

J. Angus Ivory                None                                         None

     As of January 31, 2002, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

         [[Insert information regarding 5%+ shareholders.]]

     As of January 31 2002, the partners of Brown Brothers Harriman, together with their immediate family members, owned 41,447 (0.51%) of the Class N shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 1,423,673 (17.61%) of the Class N shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, and each active BBH Hubsm Portfolio (in each case, based upon their respective net assets). In addition, each series of the Corporation and BBH Trust, and each such Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

              Director Compensation For Fiscal Year Ended 10/31/01

                         Aggregate              Pension or Retirement   Estimated Annual       Total Compensation
Name of Person,          Compensation from      Benefits Accrued as     Benefits upon          from Fund Complex^
Position                 Fund                   Part of Fund Expenses   Retirement             paid to Director

Joseph V. Shields, Jr.,   $1,178                 None                    None                   $40,250
Director

Eugene P. Beard,          $1,134                 None                    None                   $35,250
Director

Richard L. Carpenter,     $1,134                 None                    None                   $35,250
Director

Clifford A. Clark,        $1,134                 None                    None                   $35,250
Director

David P. Feldman,         $1,134                 None                    None                   $35,250
Director

J. Angus Ivory, Director  $1,134                 None                    None                   $35,250

Alan G. Lowy, Director    $1,134                 None                    None                   $35,250

Arthur D. Miltenberger,   $1,134                 None                    None                   $35,250
Director

David M. Seitzman,        $553                   None                    None                   $17,250
Director Emeritus**

^    See corresponding note to "Directors" table, above.

**   As of May 26, 2001.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.


INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund , and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)


     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund incurred $31,109, $44,145 and $151,759, respectively, for advisory services.


     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.


     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each, a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., unless or until the agreement is terminated (in which case the Licensee would be required to change its name to eliminate references to 59 Wall Street).



ADMINISTRATOR


     Brown Brothers Harriman Trust Company, LLC acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.


     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 9, 2001. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown
Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund incurred $12,443, $17,658 and $60,704, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC (the "Administrator") and each of 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") and Brown Brothers Harriman (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Corporation as are from time to time agreed upon by the Administrator and each Subadministrator. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. The offices of Brown Brothers Harriman are located at 59 Wall Street, New York, New York 10005. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. SFG is not affiliated with Brown Brothers Harriman. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participating in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparing certain documents in connection with meetings of
Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from the Administrator as is from time to time agreed to between the Administrator and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to the Administrator by the Fund.


DISTRIBUTOR

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation"s registration statements and the Fund's prospectus as required under federal and state securities laws. 59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares. The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 26, 2002. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the net asset value for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS


        The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


EXPENSE PAYMENT AGREEMENT


     Under an agreement dated February 20, 2001, 59 Wall Street Administrators pays the Fund's expenses (see "Annual Fund Operating Expenses" in the
Prospectus), other than fees paid to Brown Brothers Harriman under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Fund's Class N and Class I shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.65% and 0.40% of the average daily net assets of Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on October 31, 2002.

     For the year ended October 31, 2001, 59 Wall Street Administrators incurred $552,682 in expenses, including investment advisory fees of $151,759, shareholder servicing/eligible institution fees of $150,173 and custody fees of $54,684 paid to Brown Brothers Harriman on behalf of the Fund.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund.

     As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value.

     Forum Shareholder Services, Inc., Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP are the independent auditors for the Fund.

                                 NET ASSET VALUE

     The net asset value of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of net asset value per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. Net asset value per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.


                           COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     The following table sets forth average annual total return information for Class N shares for the periods ended October 31, 2001:

         1 Year:                                    14.83%
         5 Years (annualized)                        7.19%
         Since Inception* (annualized):              6.11%

     * The inception date for the Fund was July 23, 1992. On February 20, 2001 all outstanding shares were reclassified as "Class N".



     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Salomon Brothers Inflation-Linked Securities) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


                            PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the net asset value of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.


                                  FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund"s net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     During periods of rising interest rates, the Investment Adviser may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements. Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Fund will be required to accrue an increasing amount of inflation-adjusted income. The Fund will be required to distribute dividends equal to substantially all of its net investment income, including the daily accretion of inflation adjustments accrued by the Fund with respect to IIS for which the Fund receives no payments in cash prior to their maturity.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund"s fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.


                              DESCRIPTION OF SHARES


     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class N and 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class I. The Board of Directors also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, two of which also offer Class N and Class I shares.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to a one full vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.


     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.


                        PORTFOLIO BROKERAGE TRANSACTIONS


     The portfolio of the Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 1999, 2000 and 2001, the portfolio turnover rate for the Fund was 899%, 327% and 325%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     The securities in which the Fund invests are traded primarily in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


                                  NOTE RATINGS

     Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.


                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.


     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.


                              FINANCIAL STATEMENTS


     The Annual Report of the Fund dated October 31, 2001 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.



WS5463H

                      STATEMENT OF ADDITIONAL INFORMATION

                          BBH TAX-EFFICIENT EQUITY FUND

                   21 Milk Street, Boston, Massachusetts 02109
                                 Class N Shares
                                 Class I Shares


     BBH Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with tax-efficient long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2001 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2002, a copy of which may be obtained from the Corporation at the address noted above. The date of this Statement of Additional Information is February 28, 2002.

                                Table of Contents


                                                                           Page

Investments . . . . . . . .                                                    3
       Investment Objective and Policies  . . . . . . . . .                    3
       Investment Restrictions  . . . . . . . . . . . . . .                    7
Management . . . . . . . . .                                                   9
       Board of Directors . . . . . . . . . . . . . . .                       13
       Code of Ethics . . . . . . . . . .                                     15
       Investment Adviser . . . . . . . . . . . . . . . . .                   16
       Administrator  . . . . . . . . . . . . . . . . . . .                   17
       Distributor  . . . . . . . . . . . . . . . . . . . .                   18
       Shareholder Servicing Agent . . . . . . . . . .                        19
       Financial Intermediaries . . . . . . . . . .                           19
       Eligible Institutions . . . .                                          20
       Expense Payment Agreement . . . . . . . . . .                          20
       Custodian, Transfer and Dividend Disbursing Agent . . .                21
       Independent Auditors . . . . . . . . . .                               21
Net Asset Value . . . . . . . . . . . . . . .                                 21
Computation of Performance . . . . . . . . . . . . .                          22
Purchases and Redemptions                                                     23
Federal Taxes  . . . . . . . . . . . . . . . . . . .                          24
Description of Shares  . . . . . . . . . . . . . . .                          26
Portfolio Brokerage Transactions . . . . . . . . . . . . . . .                27
Additional Information . . . . . . . . . . . . . . .                          30
Financial Statements . . . . . . . . . . . . . . . . . .                      31

                                   INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES


     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.


     Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                               Hedging Strategies

     Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

                             Short-Term Instruments

     The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

                           U.S. Government Securities

     The assets of the Fund may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

                   When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Loans of Portfolio Securities

     Loans  up to 30% of the  total  value  of the  securities  of the  Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman

INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

     (11) purchase more than 10% of the outstanding voting securities of any one issuer.


     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of the outstanding voting securities of any issuer.


     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the total assets of the Fund in equity securities. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.



                                   MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below.

----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
                                                                                     Number of
                                                                                     Funds in
                                         Term of                                     Fund Complex   Other
                        Position(s)      Office# and                                 Overseen by    Directorships
Name, Address, and Age  Held with        Length of Time   Principal Occupation(s)    Director^      Held by
                        Corporation      Served           During Past 5 Years                       Director
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Interested"
Directors:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Joseph V. Shields,      Chairman of      Since 1990       Managing Director,         12             None
Jr.* (aged 63) -        the Board and                     Chairman and Chief
Shields & Company,      Director                          Executive Officer of
140 Broadway, New                                         Shields & Company
York, NY  10005                                           (registered
                                                          broker-dealer and member
                                                          of New York Stock
                                                          Exchange); Chairman of
                                                          Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Trustee of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Independent" **
Directors:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Eugene P. Beard (aged   Director         Since 1993       Vice Chairman - Finance/   12             Director of
66) - The Interpublic                                     Operations and CFO (May                   Old Westbury
Group of Companies,                                       1995 - February 2000) and                 Funds (5)
Inc., 20 Marshall                                         Special Advisor (March
Street, Suite 210, S.                                     2000 - Present), The
Norwalk, CT  06854                                        Interpublic Group of
                                 Companies, Inc.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Richard L. Carpenter    Director         Since 1999       Retired; Director of       12             Trustee of Dow
(aged 68) - 10820                                         Investments, Pennsylvania                 Jones Islamic
North La Quinta Drive,                                    Public School Employees'                  Market Index
Tucson, AZ  85737                                         Retirement System (until                  Portfolio and
                                                          December 1997).                           Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Clifford A. Clark       Director         Since 1999       Retired.                   12             Trustee of Dow
(aged 71) - 42 Clowes                                                                               Jones Islamic
Drive, Falmouth, MA                                                                                 Market Index
02540                                                                                               Portfolio and
                                                                                                    Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
David P. Feldman (aged  Director         Since 1990       Retired; Chairman and CEO  12             Director of
62) - 3 Tall Oaks                                         of AT&T Investment                        Dreyfus Mutual
Drive, Warren, NJ 07059                                   Management Corporation                    Funds (59
                                                          (until May 1997);                         Funds)
                                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
J. Angus Ivory (aged    Director         Since 1999       Retired; Director of       12             Trustee of Dow
69) - Greenway Farm,                                      Brown Brothers Harriman                   Jones Islamic
Tockenham, Swindon,                                       Ltd. (subsidiary of Brown                 Market Index
Wiltshire, SN4 7PP                                        Brothers Harriman & Co.)                  Portfolio and
England                                                   (until December 2001);                    Islamic Global
                                                          Director of Old Daily
                                                          Equity Fund Saddlery
                                                          (1992 to present);
                                                          Advisor, RAF Central
                                                          Fund (1992 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Alan G. Lowy (aged 62)  Director         Since 1993       Private Investor.          12             None
- 4111 Clear Valley
Drive, Encino, CA
91436
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Arthur D. Miltenberger  Director         Since 1992       Retired; Executive Vice    12             None
(aged 63) - Richard K.                                    President and Chief
Mellon & Sons, P.O.                                       Financial Officer of
Box RKM, Ligonier, PA                                     Richard K. Mellon and
15658                                                     Sons (private foundation)
                                                          (until June 1998); Vice
                                                          President and Treasurer
                                                          of Richard King Mellon
                                                          Foundation (until June
                                                          1998); Trustee, R.K.
                                                          Mellon Family Trusts
                                                          (since 1981); General
                                                          Partner, Mellon Family
                                                          Investment Company IV, V
                                                          and VI; Director of
                                                          Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (since
                                                          1996).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Officers:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Philip W. Coolidge      President        Since 1990       Co-Chief Executive         N/A            N/A
(aged 50) - 21 Milk                                       Officer of Signature
Street, 5th Floor,                                        Financial Group, Inc.
Boston, MA  02109                                         ("SFG"), Signature
                                                          Broker-Dealer Services,
                                                          Inc. ("SBDS"), 59 Wall
                                                          Street Administrators,
                                                          Inc. ("59 Wall Street
                                                          Administrators") and
                                                          59 Wall Street
                                                          Distributors, Inc.
                                                          ("59 Wall Street
                                                          Distributors");
                                                          President of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Linwood C. Downs (aged  Treasurer        Since 1999       President and Chief        N/A            N/A
40) - 21 Milk Street,                                     Operating Officer of SFG;
5th Floor, Boston, MA                                     Treasurer of SBDS, 59
02109                                                     Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Treasurer of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Christine D. Dorsey     Secretary        Since February   Vice President of SFG;     N/A            N/A
(aged 31) - 21 Milk                      2001             Secretary of SBDS, 59
Street, 5th Floor,                                        Wall Street
Boston, MA  02109                                         Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Secretary (since
                                                          February 2001) and
                                                          Assistant Secretary
                                                          (December 1996 -
                                                          February 2001) of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^); Secretary of Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Susan Jakuboski (aged   Assistant        Since 1995       Assistant Treasurer,       N/A            N/A
37) - 21 Milk Street,   Treasurer and                     Assistant Secretary and
5th Floor, Boston, MA   Assistant                         Vice President of
02109                   Secretary                         Signature Financial Group
                                                         (Cayman) Limited; Vice
                                                          President of SFG;
                                                          Assistant Treasurer and
                                                          Assistant Secretary of
                                                          Signature Broker-Dealer
                                                          Services, Inc., 59
                                                          Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Kate T. Alen (aged 42)  Assistant        Since August     Vice President of SFG      N/A            N/A
- 21 Milk Street, 5th   Secretary        2001             (since February 2001);
Floor, Boston, MA                                         Assistant Secretary
02109                                                     (since August 2001) of
                                                          all registered
                                                          investment companies
                                                          in BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund; Associate,
                                                          Dechert (law firm)
                                                          (September 1994 -
                                                          February 2001).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^ The Fund Complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer.

**   As defined under "Board of Directors" below.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Directors") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Directors are assisted in this process by independent legal counsel.

     The Independent Directors serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.


                    Director Equity Ownership As Of 12/31/01


                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                                                                           Companies Overseen by Director in Family
Name of Director              Dollar Range of Equity Securities in Fund    of Investment Companies
----------------              -----------------------------------------       --------------------

Eugene P. Beard               None                                         None

David P. Feldman              None                                         $10,001 - $50,000

Alan G. Lowy                  None                                         None

Arthur D. Miltenberger        None                                         Over $100,000

Richard L. Carpenter          None                                         None

Clifford A. Clark             None                                         $50,001 - $100,000

J. Angus Ivory                None                                         None

     As of January 31, 2002, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

         [[Insert information regarding 5%+ shareholders.]]

     As of January 31 2002, the partners of Brown Brothers Harriman, together with their immediate family members, owned 140,860 shares (3.19%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 1,711,436 shares (38.74%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, and each active BBH Hubsm Portfolio (in each case, based upon their respective net assets). In addition, each series of the Corporation and BBH Trust, and each such Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

              Director Compensation For Fiscal Year Ended 10/31/01

                         Aggregate              Pension or Retirement   Estimated Annual       Total Compensation
Name of Person,          Compensation from      Benefits Accrued as     Benefits upon          from Fund Complex^
Position                 Fund                   Part of Fund Expenses   Retirement             paid to Director

Joseph V. Shields, Jr.,   $1,168                 None                    None                   $40,250
Director

Eugene P. Beard,          $1,126                 None                    None                   $35,250
Director

Richard L. Carpenter,     $1,126                 None                    None                   $35,250
Director

Clifford A. Clark,        $1,126                 None                    None                   $35,250
Director

David P. Feldman,         $1,126                 None                    None                   $35,250
Director

J. Angus Ivory, Director  $1,126                 None                    None                   $35,250

Alan G. Lowy, Director    $1,126                 None                    None                   $35,250

Arthur D. Miltenberger,   $1,126                 None                    None                   $35,250
Director

David M. Seitzman,        $573                   None                    None                   $17,250
Director Emeritus**

^    See corresponding note to "Directors" table, above.

**   As of May 26, 2001.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.


INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.


     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated August 11, 1998 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 9, 2001. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. For the period November 2, 1998 to October 31, 1999 and the fiscal years ended October 31, 2000 and 2001, the Fund incurred $192,274, $303,000 and $313,176, respectively for advisory services.


     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.


     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each, a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., unless or until the agreement is terminated (in which case the Licensee would be required to change its name to eliminate references to 59 Wall Street).


ADMINISTRATOR


     Brown Brothers Harriman Trust Company, LLC acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.


     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.


     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 9, 2001. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown
Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman Trust Company, LLC, as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets. For the period November 2, 1998 to October 31, 1999 and the fiscal years ended October 31, 2000 and 2001, the Fund incurred $44,371, $69,923 and $72,271, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC (the "Administrator") and each of 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") and Brown Brothers Harriman (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Corporation as are from time to time agreed upon by the Administrator and each Subadministrator. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. The offices of Brown Brothers Harriman are located at 59 Wall Street, New York, New York 10005. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. SFG is not affiliated with Brown Brothers Harriman. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participating in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparing certain documents in connection with meetings of
Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from the Administrator as is from time to time agreed to between the Administrator and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to the Administrator by the Fund.


DISTRIBUTOR

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


     The  Distribution  Agreement  (dated  September  5, 1990,  as  amended  and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 26, 2002. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.



SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the net asset value for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS


     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.



EXPENSE PAYMENT AGREEMENT


     Under an agreement dated February 20, 2001, 59 Wall Street Administrators pays the Fund's expenses (see "Annual Fund Operating Expenses" in the
Prospectus), other than fees paid to Brown Brothers Harriman under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Fund's Class N and Class I shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 1.20% and 0.95% of the average daily net assets of Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on July 31, 2003.

         For the year ended October 31, 2001, 59 Wall Street Administrators incurred $701,793 in expenses, including investment advisory fees of $313,176, shareholder servicing/eligible institution fees of $120,348 and custody fees of $50,381 paid to Brown Brothers Harriman on behalf of the Fund.



CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.



INDEPENDENT AUDITORS

     Deloitte & Touche LLP are the independent auditors for the Fund.


                                 NET ASSET VALUE

     The net asset value of each class of shares of the Fund is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. Net asset value per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Fund's investment in the Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.\

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.


                           COMPUTATION OF PERFORMANCE


     On February 20, 2001, the Board of Directors of the Corporation reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The historical performance information presented below relates solely to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated.


     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     The following table sets forth average annual total return information for Class N shares (see first paragraph of this section) for the periods ended October 31, 2001:

         1 Year:                                     (29.65)%
         Since Inception* (annualized):              (1.66)%

         *      November 2, 1998.


     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.


                            PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

                                  FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Return of Capital. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                              DESCRIPTION OF SHARES


     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class I. The Board of Directors has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, two of which also offer Class N and Class I shares.



     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.


     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.


                        PORTFOLIO BROKERAGE TRANSACTIONS


     The portfolio of the Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the period from November 2, 1998 to October 31, 1999, the portfolio turnover rate was 37%. For the fiscal years ended October 31, 2000 and 2001, the portfolio turnover rate was 67% and 53%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases.


     In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


     For the period from November 2, 1998 to October 31, 1999 and the fiscal years ended October 31, 2000 and 2001, the aggregate commissions paid by the Fund were $60,581, $98,415 and $64,006 respectively.


     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman, an "affiliated person" of the Corporation, as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers and an affiliated person of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.


     The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Corporation to use Brown Brothers Harriman as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.


     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.


     For the period from November 2, 1998 to October 31, 1999 and the fiscal years ended October 31, 2000 and 2001, total transactions with a principal value of $134,717,518, $58,556,878 and $77,754,413, respectively, were effected for the Fund, of which transactions with a principal value of $3,150,393, $33,998,769 and $23,402,420, respectively, were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $51,361, $69,670 and $5,068, respectively).

     For the period from November 2, 1998 to October 31, 1999 and the fiscal years ended October 31, 2000 and 2001, 77%, 71% and 8%, respectively, of the Fund's aggregate commissions were paid to Brown Brothers Harriman. For the same periods, transactions effected for the Fund by Brown Brothers Harriman which involved payments of commissions to BBH represented 78%, 69% and 30%, respectively, of total transactions effected for the Fund.


     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


     The Annual Report of the Fund dated October 31, 2001 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.


WS5622G

                       STATEMENT OF ADDITIONAL INFORMATION

                              BBH U.S. EQUITY FUND

                   21 Milk Street, Boston, Massachusetts 02109




     BBH U.S. Equity Fund (the "U.S. Equity Fund" or the "Fund") is a separate diversified series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with long-term capital growth. There can be no assurance that the investment objective of the Fund will be achieved.

     The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the BBH U.S. Equity Portfolio (the "Portfolio"), a open-end investment company having the same investment objective as the Fund. Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") of the Portfolio.

     The Annual Report of the Fund dated October 31, 2001 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2002, a copy of which may be obtained from the Corporation at the address noted above. The date of this Statement of Additional Information is February 28, 2002.

                                Table of Contents

                                                                           Page

Investments . . . . . . .                                                     3
         Investment Objective and Policies  . . . . . . . . .                 3
         Investment Restrictions  . . . . . . . . . . . . . .                 8
Management . . . . . . . . . . . . . . .                                      10
         Board of Directors/Trustees . . . . . . . . . . . . . . .            14
         Code of Ethics . . . . . . . . . . . . .                             16
         Investment Adviser . . . . . . . . . . . . . . . . .                 17
         Administrator  . . . . . . . . . . . . . . . . . . .                 18
         Distributor  . . . . . . . . . . . . . . . . . . . .                 20
         Shareholder Servicing Agent . . . . . . . . . . .                    21
         Financial Intermediaries . . . . . . . . . . . . . .                 21
         Eligible Institutions . . . . . . . . . . . . . .                    22
         Custodian, Transfer and Dividend Disbursing Agent                    22
         Independent Auditors                                                 23
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . .               23
Computation of Performance . . . . . . . . . . . . .                          24
Purchases and Redemptions                                                     25
Federal Taxes  . . . . . . . . . . . . . . . . . . .                          26
Description of Shares  . . . . . . . . . . . . . . .                          28
Portfolio Brokerage Transactions . . . . . . . . . . . . . . .                30
Additional Information . . . . . . . . . . . . . . .                          33
Financial Statements . . . . . . . . . . . . . . . .                          34

                                   INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES


     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Portfolio that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Portfolio from achieving its investment objective.


     Although the Investment Adviser expects to invest the assets of the Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts. In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Portfolio that are not consistent with the investment objective and principal investment strategies of the Portfolio. Such investments may prevent the Portfolio from achieving its investment objective.

                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


                               Hedging Strategies


     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities intended to be purchased, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities intended to be purchased, put and call options on stock indexes may be purchased for the Portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Corporation to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolio.

     In order to assure that the Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CTFC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in the overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Portfolio enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, Futures Contracts can be purchased on stock indexes such as Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

                             Short-Term Instruments

     Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, the Portfolio's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

                           U.S. Government Securities

     The assets of the Portfolio may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects the limitation on their liquidity.


                          Loans of Portfolio Securities

     Loans up to 30% of the total value of the Portfolio are permitted. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending the securities of the Portfolio, the Portfolio's income can be increased by the Portfolio continuing to receive income on the loaned securities as well as by the opportunity for the Portfolio to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman

                   When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Portfolio may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets would be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

     The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be.

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

     (11) purchase more than 10% of the outstanding voting securities of any one issuer.


     The Fund and the Portfolio are each classified as diversified for purposes of the 1940 Act, which means that at least 75% of their respective total assets is represented by cash, securities issued by the U.S. Government, its agencies or instrumentalities, and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's and the Portfolio's respective total assets. The Portfolio does not purchase more than 10% of all outstanding debt obligations of any one issuer

     Non-Fundamental Restrictions. The Portfolio or the Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (ii) invest less than 80% of the value of the total assets of the Portfolio in equity securities. These policies are not fundamental and may be changed without shareholder or investor approval.


     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


                                   MANAGEMENT

     Information pertaining to the Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio is set forth below.

----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
                                                                                     Number of
                                                                                     Funds/
                                                                                     Portfolios
                        Position(s)      Term of                                     in Fund        Other
                        Held with        Office# and                                 Complex        Directorships
Name, Address, and Age  Corporation/     Length of Time   Principal Occupation(s)    Overseen by    Held by
                        Portfolio        Served           During Past 5 Years        Director^      Director
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Interested"
Directors/Trustees:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Joseph V. Shields,      Chairman of      Since 1990       Managing Director,         12             None
Jr.* (aged 63) -        the Board and    (Corporation)    Chairman and Chief
Shields & Company,      Director/Trustee and 1999         Executive Officer of
140 Broadway, New                        (Portfolio)      Shields & Company
York, NY  10005                                           (registered
                                                          broker-dealer and member
                                                          of New York Stock
                                                          Exchange); Chairman of
                                                          Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Trustee of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Independent" **
Directors/Trustees:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Eugene P. Beard (aged   Director/Trustee Since 1993       Vice Chairman - Finance/   12             Director of
66) - The Interpublic                    (Corporation)    Operations and CFO (May                   Old Westbury
Group of Companies,                      and 1999         1995 - February 2000) and                 Funds (5)
Inc., 20 Marshall                        (Portfolio)      Special Advisor (March
Street, Suite 210, S.                                     2000 - Present), The
Norwalk, CT  06854                                        Interpublic Group of
                                                          Companies, Inc.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Richard L. Carpenter    Director/Trustee Since 1999       Retired; Director of       12             Trustee of Dow
(aged 68) - 10820                        (Corporation     Investments, Pennsylvania                 Jones Islamic
North La Quinta Drive,                   and Portfolio)   Public School Employees'                  Market Index
Tucson, AZ  85737                                         Retirement System (until                  Portfolio and
                                                          December 1997).                           Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Clifford A. Clark       Director/Trustee Since 1999       Retired.                   12             Trustee of Dow
(aged 71) - 42 Clowes                    (Corporation                                               Jones Islamic
Drive, Falmouth, MA                      and Portfolio)                                             Market Index
02540                                                                                               Portfolio and
                                                                                                    Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
David P. Feldman (aged  Director/Trustee Since 1990       Retired; Chairman and CEO  12             Director of
62) - 3 Tall Oaks                        (Corporation)    of AT&T Investment                        Dreyfus Mutual
Drive, Warren, NJ 07059                  and 1999         Management Corporation                    Funds (59
                                         (Portfolio)      (until May 1997);                         Funds)
                                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
J. Angus Ivory (aged    Director/Trustee Since 1999       Retired; Director of       12             Trustee of Dow
69) - Greenway Farm,                     (Corporation     Brown Brothers Harriman                   Jones Islamic
Tockenham, Swindon,                      and Portfolio)   Ltd. (subsidiary of Brown                 Market Index
Wiltshire, SN4 7PP                                        Brothers Harriman & Co.)                  Portfolio and
England                                                   (until December 2001);                    Islamic Global
                                                          Director of Old Daily
                                                          Equity Fund Saddlery
                                                          (1992 to present);
                                                          Advisor, RAF Central
                                                          Fund (1992 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Alan G. Lowy (aged 62)  Director/Trustee Since 1993       Private Investor.          12             None
- 4111 Clear Valley                      (Corporation)
Drive, Encino, CA                        and 1999
91436                                    (Portfolio)
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Arthur D. Miltenberger  Director/Trustee Since 1992       Retired; Executive Vice    12             None
(aged 63) - Richard K.                   (Corporation)    President and Chief
Mellon & Sons, P.O.                      and 1999         Financial Officer of
Box RKM, Ligonier, PA                    (Portfolio)      Richard K. Mellon and
15658                                                     Sons (private foundation)
                                                          (until June 1998);
                                                          Vice President and
                                                          Treasurer of Richard
                                                          King Mellon Foundation
                                                          (until June 1998);
                                                          Trustee, R.K. Mellon
                                                          Family Trusts (since
                                                          1981); General
                                                          Partner, Mellon Family
                                                          Investment Company IV,
                                                          V and VI; Director of
                                                          Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (since
                                                          1996).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Officers:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Philip W. Coolidge      President        Since 1990       Co-Chief Executive         N/A            N/A
(aged 50) - 21 Milk                      (Corporation)    Officer of Signature
Street, 5th Floor,                       and 1999         Financial Group, Inc.
Boston, MA  02109                        (Portfolio)      ("SFG"), Signature
                                                          Broker-Dealer Services,
                                                          Inc. ("SBDS"), 59 Wall
                                                          Street Administrators,
                                                          Inc. ("59 Wall Street
                                                          Administrators") and 59
                                                          Wall Street Distributors,
                                                          Inc. ("59 Wall Street
                                                          Distributors"); President
                                                          of all registered
                                                          investment companies in
                                                          BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Linwood C. Downs (aged  Treasurer        Since 1999       President and Chief        N/A            N/A
40) - 21 Milk Street,                    (Corporation     Operating Officer of SFG;
5th Floor, Boston, MA                    and Portfolio)   Treasurer of SBDS, 59
02109                                                     Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Treasurer of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Christine D. Dorsey     Secretary        Since February   Vice President of SFG;     N/A            N/A
(aged 31) - 21 Milk                      2001             Secretary of SBDS, 59
Street, 5th Floor,                       (Corporation     Wall Street
Boston, MA  02109                        and Portfolio)   Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Secretary (since
                                                          February 2001) and
                                                          Assistant Secretary
                                                          (December 1996 -
                                                          February 2001) of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^); Secretary of Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Susan Jakuboski (aged   Assistant        Since 1995       Assistant Treasurer,       N/A            N/A
37) - 21 Milk Street,   Treasurer and    (Corporation)    Assistant Secretary and
5th Floor, Boston, MA   Assistant        and 1999         Vice President of
02109                   Secretary        (Portfolio)      Signature Financial Group
                                                          (Cayman) Limited; Vice
                                                          President of SFG;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of Signature
                                                          Broker-Dealer
                                                          Services, Inc., 59
                                                          Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Kate T. Alen (aged 42)  Assistant        Since August     Vice President of SFG      N/A            N/A
- 21 Milk Street, 5th   Secretary        2001             (since February 2001);
Floor, Boston, MA                        (Corporation     Assistant Secretary
02109                                    and Portfolio)   (since August 2001) of
                                                          all registered
                                                          investment companies
                                                          in BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund; Associate,
                                                          Dechert (law firm)
                                                          (September 1994 -
                                                          February 2001).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------

# Each Director of the Corporation and Trustee of the Portfolio holds office until he or she attains the age of 70 (72, in the case of Directors/Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation or Portfolio's Declaration of Trust (as the case may be). All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws). Each officer of the Portfolio holds office until his or her successor has been duly elected and qualified, unless he or she sooner resigns or is removed from office in accordance with the Portfolio's By-Laws.

^ The Fund Complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

**   As defined under "Board of Directors/Trustees" below.

BOARD OF DIRECTORS/TRUSTEES

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. Each Board meets at least quarterly to review the investment performance of the Fund and the Portfolio and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Portfolio who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Trustees") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees are assisted in this process by independent legal counsel.

     The Independent Trustees and the Directors of the Corporation who are not "interested persons" thereof (the "Independent Directors") serve on separate Audit Committees that select the independent public accounts for the Portfolio and the Fund (as the case may be) and review accounting policies and controls. Each Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Portfolio that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.

                Director/Trustee Equity Ownership As Of 12/31/01

                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                              Dollar Range of Equity Securities in Fund    Companies Overseen by Director/Trustee in
Name of Director/Trustee      and Portfolio                                Family of Investment Companies
------------------------      ------------------------------------                   --------------------

Eugene P. Beard               None                                         None

David P. Feldman              None                                         $10,001 - $50,000

Alan G. Lowy                  None                                         None

Arthur D. Miltenberger        None                                         Over $100,000

Richard L. Carpenter          None                                         None

Clifford A. Clark             None                                         $50,001 - $100,000

J. Angus Ivory                None                                         None

     As of January 31, 2002, the Directors/Trustees and officers of the Corporation and the Portfolio as a group owned beneficially less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

     [[Insert information regarding 5%+ shareholders.]]

     As of January 31 2002, the partners of Brown Brothers Harriman, together with their immediate family members, owned 33,260 shares (2.25%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 570,420 shares (38.53%) of the Fund and 1,318,675 shares of the Portfolio, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation and Trustee of the Portfolio receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, the Portfolio, and any other active BBH portfolios having the same Board of Trustees (in each case, based upon their respective net assets). In addition, each series of the Corporation and BBH Trust, the Portfolio and any other active BBH portfolio that has commenced operations pays an annual fee to each Director/Trustee of $1,000.

          Director/Trustee Compensation For Fiscal Year Ended 10/31/01


                                                                                              Total Compensation
                        Aggregate              Pension or Retirement   Estimated Annual       from Fund Complex^
Name of Person,         Compensation from      Benefits Accrued as     Benefits upon          paid to
Position                Fund and Portfolio     Part of Fund Expenses   Retirement             Director/Trustee


Joseph V. Shields, Jr.,   $2,355                 None                    None                   $40,250
Director/Trustee

Eugene P. Beard,          $2,266                 None                    None                   $35,250
Director/Trustee

Richard L. Carpenter,     $2,266                 None                    None                   $35,250
Director/Trustee

Clifford A. Clark,        $2,266                 None                    None                   $35,250
Director/Trustee

David P. Feldman,         $2,266                 None                    None                   $35,250
Director/Trustee

J. Angus Ivory,           $2,266                 None                    None                   $35,250
Director/Trustee

Alan G. Lowy,             $2,266                 None                    None                   $35,250
Director/Trustee

Arthur D. Miltenberger,   $2,266                 None                    None                   $35,250
Director/Trustee

David M. Seitzman,        $1,160                 None                    None                   $17,250
Director/Trustee
Emeritus**

^    See corresponding note to "Directors/Trustees" table, above.

**   As of May 26, 2001.


     Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees other than their respective officers, and the officers receive no compensation from the Corporation, the Fund or the Portfolio.

CODE OF ETHICS

     The   Corporation,   the  Portfolio,   the   Investment   Adviser  and  the
Distributor/Placement Agent (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund or the Portfolio. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund or the Portfolio, as the case may be. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Portfolio, the Investment Adviser and the Distributor/Placement Agent are on file with the SEC.


INVESTMENT ADVISER

     Prior to November 1, 1999, Brown Brothers Harriman managed the assets of the Fund pursuant to an Investment Advisory Agreement. This Agreement was terminated by the Corporation, on behalf of the Fund, effective as of October 31, 1999 pursuant to previous approval by the Fund's shareholders on September 23, 1993 of certain changes in the Fund's investment restrictions which enabled all of the Fund's investable assets to be invested in the Portfolio.

     Currently, under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions, and to manage, generally, the Portfolio's investments.


     The Investment  Advisory  Agreement between Brown Brothers Harriman and the
Portfolio is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2001. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Portfolio. (See "Additional Information".)

     With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Portfolio's average daily net assets. The advisory fee is the same as the fee paid by the Fund prior to November 1, 1999. For the fiscal years ended October 31, 1998 and 1999 the Fund incurred $476,908 and $174,315, respectively, for advisory services. For the fiscal years ended October 31, 2000 and 2001, the Portfolio incurred $622,162 and $530,859, respectively, for advisory services.


     The investment advisory services of Brown Brothers Harriman to the Portfolio are not exclusive under the terms of the Investment Advisory Agreements. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.


     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between the Corporation or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all references to "BBH".

     Pursuant to a license agreement between the Portfolio and Brown Brothers Harriman dated May 9, 2000, the Portfolio may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Portfolio upon the expiration or earlier termination of any investment advisory agreement between the Portfolio and Brown Brothers Harriman. Termination of the agreement would require the Portfolio to change its name to eliminate all references to BBH.

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each, a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., unless or until the agreement is terminated (in which case the Licensee would be required to change its name to eliminate references to 59 Wall Street).


ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Corporation and the Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman

     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

     In its capacity as Administrator of the Portfolio, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the SEC, and the preparation of tax returns for the Portfolio and reports to investors and the SEC.


     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Administration Agreement between the Portfolio and Brown Brothers Harriman Trust Company, LLC (dated March 1, 1999) shall remain in effect for successive annual periods, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved each of the Corporation's and Portfolio's Administration Agreement on November 9, 2001. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Portfolio.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. Prior to November 1, 1999, Brown Brothers Harriman was paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund incurred $40,227, $28,663 and $21,253, respectively, for administrative services.

     For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company, LLC as Administrator of the Portfolio, Brown Brothers Harriman Trust Company, LLC receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2000 and 2001, the Portfolio incurred $33,501 and $28,585, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC (the "Administrator") and each of 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") and Brown Brothers Harriman (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Corporation as are from time to time agreed upon by the Administrator and each Subadministrator. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. The offices of Brown Brothers Harriman are located at 59 Wall Street, New York, New York 10005. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. SFG is not affiliated with Brown Brothers Harriman. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participating in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparing certain documents in connection with meetings of
Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from the Administrator as is from time to time agreed to between the Administrator and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to the Administrator by the Fund.

     Pursuant to a Subadministrative Services Agreement with the Administrator, 59 Wall Street Administrators performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. 59 Wall Street Administrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participating in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation from the Administrator as is from time to time agreed to between the parties, but not in excess of the amount paid to the Administrator by the Portfolio.


DISTRIBUTOR

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statement and the Fund's prospectus as required under federal and state securities laws.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


     The  Distribution  Agreement  (dated  September  5, 1990,  as  amended  and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 26, 2002. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for Corporation with respect to the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's net asset value next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of that Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund and the Portfolio.

     As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

     As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and the Portfolio.

                                 NET ASSET VALUE


     The net asset value of each of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, the Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.


     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Fund's investment in the Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

     The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.


     Securities or other assets for which market quotations are not readily available or are considered unreliable (if, for example, events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Portfolio values its assets) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.


                           COMPUTATION OF PERFORMANCE

     The average annual total return of the Fund is calculated for any period by
(a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     The following table sets forth average annual total return information for the periods ended October 31, 2001:


         1 Year:                                  (30.64)%
         5 Years:                                    2.59%
         Since Inception* (annualized):              8.20%

         *   July 23, 1992.


     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.

                            PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

                                  FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains in excess of short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Portfolio's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.


     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.


     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                              DESCRIPTION OF SHARES


     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH U.S. Equity Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. The Corporation currently consists of eight series.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


     Shareholders of the Fund are entitled to one full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.


     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

     Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

                        PORTFOLIO BROKERAGE TRANSACTIONS


     The Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold, without regard to the length of time held. A 50% annual turnover rate would occur, for example, if half of the portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2000 and 2001, the portfolio turnover rate was 130% and 55%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate increases.


     In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


     For the fiscal year ended October 31, 1999, the aggregate commissions paid by the Fund were $97,267. For the fiscal years ended October 31, 2000 and 2001, the aggregate commissions paid by the Portfolio were $211,105 and $119,822, respectively.


     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman, an "affiliated person" of the Corporation, as one of the Portfolio's principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Portfolio's principal brokers, Brown Brothers Harriman receives brokerage commissions from the Portfolio.

     The use of Brown Brothers Harriman as a broker for the Portfolio is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Portfolio to use Brown Brothers Harriman as a broker provided that certain conditions are met.

     In addition, under the 1940 Act, commissions paid by the Portfolio to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     Brown Brothers Harriman acts as one of the principal brokers of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Portfolio, Brown Brothers Harriman receives brokerage commissions from the Portfolio.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Portfolio are reviewed and approved no less often than annually by a majority of the non-interested Trustees.


     For the fiscal year ended October 31, 1999, total transactions with a principal value of $272,397,561 were effected for the Fund, of which transactions with a principal value of $6,751,075 were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $49,877). For the fiscal years ended October 31, 2000 and 2001, total transactions with a principal value of $234,627,546 and $100,187,751, respectively, were effected for the Portfolio, of which transactions with a principal value of $35,287,057 and $11,505,475, respectively, were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $31,488 and $11,813, respectively).

     For the fiscal year ended October 31, 1999, 46% of the Fund's aggregate commissions were paid to Brown Brothers Harriman. For the same periods, transactions effected for the Fund by Brown Brothers Harriman which involved payments of commissions to Brown Brothers Harriman represented 45% of total transactions effected for the Fund. For the fiscal years ended October 31, 2000 and 2001, 15% and 10%, respectively, of the Portfolio's aggregate commissions were paid to Brown Brothers Harriman. For the same period, transactions effected for the Portfolio by Brown Brothers Harriman which involved payments of commissions to Brown Brothers Harriman represented 15% and 11%, respectively, of total transactions effected for the Portfolio.


     A portion of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid by the Portfolio to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman

     The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet sit at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


     The Annual Report of the Fund dated October 31, 2001 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of each Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.



WS5462I

                       STATEMENT OF ADDITIONAL INFORMATION

                          BBH INTERNATIONAL EQUITY FUND

                   21 Milk Street, Boston, Massachusetts 02109

                                 Class N Shares
                                 Class I Shares


     BBH International Equity Fund (the "Fund") is a separate series BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

     The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the BBH International Equity Portfolio (the "Portfolio"), an open-end investment company having the same investment objective as the Fund. Brown Brothers Harriman & Co. ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") for the Portfolio.

     The Annual Report of the Fund dated October 31, 2001 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2002, a copy of which may be obtained from the Corporation at the address noted above. The date of this Statement of Additional Information is February 28, 2002.

                                Table of Contents

                                                                           Page

Investments                                                                3
     Investment Objective and Policies  .  .  .  .  .                      3
     Investment Restrictions   .  .  .  .  .  .  .  .                      10
Management . . . . . . .                                                   12
     Board of Directors/Trustees   .  .  .  .  .                           16
     Code of Ethics . . . . . . . . . . . . . . .                          19
     Investment Adviser  .  .  .  .  .  .  .  .  .  .                      19
     Administrator.  .  .  .  .  .  .  .  .  .  .  .                       20
     Distributor   .  .  .  .  .  .  .  .  .  .  .  .                      22
     Shareholder Servicing Agent . . . . . . . .                           23
     Financial Intermediaries . . . . . . . . . . . . .                    23
     Eligible Institutions.  .  .  .                                       24
     Expense Payment Agreement . . . . . . .                               25
     Custodian, Transfer and Dividend Disbursing Agent . .                 25
     Independent Auditors . . . . . .                                      25
Net Asset Value.  .  .  .                                                  25
Computation of Performance   .  .  .  .  .  .  .                           27
Purchases and Redemptions . . . . .                                        28
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                           29
Description of Shares  .  .  .  .  .  .  .  .  .                           32
Portfolio Brokerage Transactions .  .  .  .  .  .  .  .  .                 35
Additional Information                                                     37
Financial Statements   .  .  .  .  .  .  .  .  .                           38

                                   INVESTMENTS


INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Portfolio that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Portfolio from achieving its investment objective.

                               Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              Domestic Investments

     The assets of the Portfolio are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                               Hedging Strategies

     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Corporation to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.


     Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Portfolio at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

     The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Portfolio. In order to assure that a Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Portfolio's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of a Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Portfolio enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Portfolios, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which a Portfolio seeks a hedge.

                           Foreign Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Portfolio may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser on behalf of the Portfolio may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                          Loans of Portfolio Securities

     Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman

                             Short-Term Investments

     Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, the Portfolio's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Portfolio may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

                              Government Securities

     The assets of the Portfolio may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

                              Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for a Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

                   When-Issued and Delayed Delivery Securities

     Securities may be purchased for a Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to a Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Portfolio's net asset value. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, a Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for a Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                          Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Portfolio may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets would be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

                              Repurchase Agreements

     Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from a Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested by the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral of the Portfolio may be delayed or limited in certain circumstances.

INVESTMENT RESTRICTIONS

     The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information").

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Portfolio and the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of the Fund's interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     Non-Fundamental Restrictions. The Portfolio or the Corporation, on behalf of the Fund, may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; (ii) invest less than 80% of the value of the total assets of the Portfolio in equity securities of companies based in countries in which it invests. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies; (iii) invest more than 10% of the Portfolio's assets in less developed markets; or
(iv) invest more than 5% of the Portfolio's assets in any one less developed market These policies are not fundamental and may be changed without shareholder or investor approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


                                   MANAGEMENT

         Information pertaining to the Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio is set forth below.

----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
                                                                                     Number of
                                                                                     Funds/
                                                                                     Portfolios
                        Position(s)      Term of                                     in Fund        Other
                        Held with        Office# and                                 Complex        Directorships
Name, Address, and Age  Corporation/     Length of Time   Principal Occupation(s)    Overseen by    Held by
                        Portfolio        Served           During Past 5 Years        Director^      Director
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Interested"
Directors/Trustees:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Joseph V. Shields,      Chairman of      Since 1990       Managing Director,         12             None
Jr.* (aged 63) -        the Board and    (Corporation)    Chairman and Chief
Shields & Company,      Director/Trustee and 1999         Executive Officer of
140 Broadway, New                        (Portfolio)      Shields & Company
York, NY  10005                                           (registered
                                                          broker-dealer and member
                                                          of New York Stock
                                                          Exchange); Chairman of
                                                          Capital Management
                                                          Associates, Inc.
                                                          (registered investment
                                                          adviser); Vice Chairman
                                                          and Trustee of New York
                                                          Racing Association;
                                                          Director of Flowers
                                                          Industries, Inc.
                                                          (diversified food
                                                          company).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
"Independent" **
Directors/Trustees:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Eugene P. Beard (aged   Director/Trustee Since 1993       Vice Chairman - Finance/   12             Director of
66) - The Interpublic                    (Corporation)    Operations and CFO (May                   Old Westbury
Group of Companies,                      and 1999         1995 - February 2000) and                 Funds (5)
Inc., 20 Marshall                        (Portfolio)      Special Advisor (March
Street, Suite 210, S.                                     2000 - Present), The
Norwalk, CT  06854                                        Interpublic Group of
                                                          Companies, Inc.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Richard L. Carpenter    Director/Trustee Since 1999       Retired; Director of       12             Trustee of Dow
(aged 68) - 10820                        (Corporation)    Investments, Pennsylvania                 Jones Islamic
North La Quinta Drive,                   and 1995         Public School Employees'                  Market Index
Tucson, AZ  85737                        (Portfolio)      Retirement System (until                  Portfolio and
                                                          December 1997).                           Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Clifford A. Clark       Director/Trustee Since 1999       Retired.                   12             Trustee of Dow
(aged 71) - 42 Clowes                    (Corporation)                                              Jones Islamic
Drive, Falmouth, MA                      and 1995                                                   Market Index
02540                                    (Portfolio)                                                Portfolio and
                                                                                                    Islamic Global
                                                                                                    Equity Fund
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
David P. Feldman (aged  Director/Trustee Since 1990       Retired; Chairman and CEO  12             Director of
62) - 3 Tall Oaks                        (Corporation)    of AT&T Investment                        Dreyfus Mutual
Drive, Warren, NJ 07059                  and 1999         Management Corporation                    Funds (59
                                         (Portfolio)      (until May 1997);                         Funds)
                                                          Director of Jeffrey Co.
                                                          (1992 to present);
                                                          Director of QMED (1999 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
J. Angus Ivory (aged    Director/Trustee Since 1999       Retired; Director of       12             Trustee of Dow
69) - Greenway Farm,                     (Corporation     Brown Brothers Harriman                   Jones Islamic
Tockenham, Swindon,                      and Portfolio)   Ltd. (subsidiary of Brown                 Market Index
Wiltshire, SN4 7PP                                        Brothers Harriman & Co.)                  Portfolio and
England                                                   (until December 2001);                    Islamic Global
                                                          Director of Old Daily
                                                          Equity Fund Saddlery
                                                          (1992 to present);
                                                          Advisor, RAF Central
                                                          Fund (1992 to
                                                          present).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Alan G. Lowy (aged 62)  Director/Trustee Since 1993       Private Investor.          12             None
- 4111 Clear Valley                      (Corporation)
Drive, Encino, CA                        and 1999
91436                                    (Portfolio)
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Arthur D. Miltenberger  Director/Trustee Since 1992       Retired; Executive Vice    12             None
(aged 63) - Richard K.                   (Corporation)    President and Chief
Mellon & Sons, P.O.                      and 1999         Financial Officer of
Box RKM, Ligonier, PA                    (Portfolio)      Richard K. Mellon and
15658                                                     Sons (private foundation)
                                                          (until June 1998);
                                                          Vice President and
                                                          Treasurer of Richard
                                                          King Mellon Foundation
                                                          (until June 1998);
                                                          Trustee, R.K. Mellon
                                                          Family Trusts (since
                                                          1981); General
                                                          Partner, Mellon Family
                                                          Investment Company IV,
                                                          V and VI; Director of
                                                          Aerostructures
                                                          Corporation (aircraft
                                                          manufacturer) (since
                                                          1996).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Officers:
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Philip W. Coolidge      President        Since 1990       Co-Chief Executive         N/A            N/A
(aged 50) - 21 Milk                      (Corporation)    Officer of Signature
Street, 5th Floor,                       and 1995         Financial Group, Inc.
Boston, MA  02109                        (Portfolio)      ("SFG"), Signature
                                                          Broker-Dealer Services,
                                                          Inc. ("SBDS"), 59 Wall
                                                          Street Administrators,
                                                          Inc. ("59 Wall Street
                                                          Administrators") and 59
                                                          Wall Street Distributors,
                                                          Inc. ("59 Wall Street
                                                          Distributors"); President
                                                          of all registered
                                                          investment companies in
                                                          BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Linwood C. Downs (aged  Treasurer        Since 1999       President and Chief        N/A            N/A
40) - 21 Milk Street,                    (Corporation     Operating Officer of SFG;
5th Floor, Boston, MA                    and Portfolio)   Treasurer of SBDS, 59
02109                                                     Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Treasurer of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Christine D. Dorsey     Secretary        Since February   Vice President of SFG;     N/A            N/A
(aged 31) - 21 Milk                      2001             Secretary of SBDS, 59
Street, 5th Floor,                       (Corporation     Wall Street
Boston, MA  02109                        and Portfolio)   Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Secretary (since
                                                          February 2001) and
                                                          Assistant Secretary
                                                          (December 1996 -
                                                          February 2001) of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^); Secretary of Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Susan Jakuboski (aged   Assistant        Since 1995       Assistant Treasurer,       N/A            N/A
37) - 21 Milk Street,   Treasurer and    (Corporation     Assistant Secretary and
5th Floor, Boston, MA   Assistant        and Portfolio)   Vice President of
02109                   Secretary                         Signature Financial Group
                                                          (Cayman) Limited; Vice
                                                          President of SFG;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of Signature
                                                          Broker-Dealer
                                                          Services, Inc., 59
                                                          Wall Street
                                                          Administrators and 59
                                                          Wall Street
                                                          Distributors;
                                                          Assistant Treasurer
                                                          and Assistant
                                                          Secretary of all
                                                          registered investment
                                                          companies in BBH Fund
                                                          complex (currently
                                                          12^), Dow Jones
                                                          Islamic Market Index
                                                          Portfolio and Islamic
                                                          Global Equity Fund.
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------
Kate T. Alen (aged 42)  Assistant        Since August     Vice President of SFG      N/A            N/A
- 21 Milk Street, 5th   Secretary        2001             (since February 2001);
Floor, Boston, MA                        (Corporation     Assistant Secretary
02109                                    and Portfolio)   (since August 2001) of
                                                          all registered
                                                          investment companies
                                                          in BBH Fund complex
                                                          (currently 12^), Dow
                                                          Jones Islamic Market
                                                          Index Portfolio and
                                                          Islamic Global Equity
                                                          Fund; Associate,
                                                          Dechert (law firm)
                                                          (September 1994 -
                                                          February 2001).
----------------------- ---------------- ---------------- -------------------------- -------------- ---------------

# Each Director of the Corporation and Trustee of the Portfolio holds office until he or she attains the age of 70 (72, in the case of Directors/Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation or Portfolio's Declaration of Trust (as the case may be). All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws). Each officer of the Portfolio holds office until his or her successor has been duly elected and qualified, unless he or she sooner resigns or is removed from office in accordance with the Portfolio's By-Laws.

^ The Fund Complex consists of the Corporation, BBH Trust, BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The Corporation, which has eight series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

**   As defined under "Board of Directors/Trustees" below.


BOARD OF DIRECTORS/TRUSTEES

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. Each Board meets at least quarterly to review the investment performance of the Fund and the Portfolio and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Portfolio who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Trustees") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees are assisted in this process by independent legal counsel.

     The Independent Trustees and the Directors of the Corporation who are not "interested persons" thereof (the "Independent Directors") serve on separate Audit Committees that select the independent public accounts for the Portfolio and the Fund (as the case may be) and review accounting policies and controls. Each Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Portfolio that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.

                Director/Trustee Equity Ownership As Of 12/31/01

                                                                           Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                              Dollar Range of Equity Securities in Fund    Companies Overseen by Director/Trustee in
Name of Director/Trustee      and Portfolio                                Family of Investment Companies
------------------------      ------------------------------------         --------------------

Eugene P. Beard               None                                         None

David P. Feldman              None                                         $10,001 - $50,000

Alan G. Lowy                  None                                         None

Arthur D. Miltenberger        None                                         Over $100,000

Richard L. Carpenter          None                                         None

Clifford A. Clark             None                                         $50,001 - $100,000

J. Angus Ivory                None                                         None

     As of January 31, 2002, the Directors/Trustees and officers of the Corporation and the Portfolio as a group owned beneficially less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

         [[Insert information regarding 5%+ shareholders.]]

     As of January 31 2002, the partners of Brown Brothers Harriman, together with their immediate family members, owned 107,260 shares (0.89%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 7,369,758 shares (61.0%) of the Fund and 115,589 shares of the Portfolio, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation and Trustee of the Portfolio receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, the Portfolio, and any other active BBH portfolios having the same Board of Trustees (in each case, based upon their respective net assets). In addition, each series of the Corporation and BBH Trust, the Portfolio and any other active BBH portfolio that has commenced operations pays an annual fee to each Director/Trustee of $1,000.

          Director/Trustee Compensation For Fiscal Year Ended 10/31/01


                                                                                                Total Compensation
                          Aggregate              Pension or Retirement   Estimated Annual       from Fund Complex^
Name of Person,           Compensation from      Benefits Accrued as     Benefits upon          paid to
Position                  Fund and Portfolio     Part of Fund Expenses   Retirement             Director/Trustee
                          --------------------------------------------   ------------------     ----------------

Joseph V. Shields, Jr.,   $3,032                 None                    None                   $40,250
Director/Trustee

Eugene P. Beard,          $2,774                 None                    None                   $35,250
Director/Trustee

Richard L. Carpenter,     $2,774                 None                    None                   $35,250
Director/Trustee

Clifford A. Clark,        $2,774                 None                    None                   $35,250
Director/Trustee

David P. Feldman,         $2,774                 None                    None                   $35,250
Director/Trustee

J. Angus Ivory,           $2,774                 None                    None                   $35,250
Director/Trustee

Alan G. Lowy,             $2,774                 None                    None                   $35,250
Director/Trustee

Arthur D. Miltenberger,   $2,774                 None                    None                   $35,250
Director/Trustee

David M. Seitzman,        $1,416                 None                    None                   $17,250
Director/Trustee
Emeritus**

^    See corresponding note to "Directors/Trustees" table, above.

**   As of May 26, 2001.

     Because of the services rendered to the Portfolio by the Investment Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees other than their respective officers, and the officers receive no compensation from the Corporation, the Fund or the Portfolio.

CODE OF ETHICS

     The   Corporation,   the  Portfolio,   the   Investment   Adviser  and  the
Distributor/Placement Agent (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund or the Portfolio. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund or the Portfolio, as the case may be. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Portfolio, the Investment Adviser and the Distributor/Placement Agent are on file with the SEC.


INVESTMENT ADVISER

     Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.


     The Investment Advisory Agreement between Brown Brothers Harriman and the Portfolio is dated August 23, 1994 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees of the Portfolio on November 9, 2001. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Portfolio (see "Additional Information").

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets of the Portfolio. For the fiscal years ended October 31, 2001, 2000 and 1999, the Portfolio incurred $1,184,502, $837,536 and $429,256, respectively, for advisory fees.


     The investment advisory services of Brown Brothers Harriman to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.


     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     Pursuant to a license agreement between the Portfolio and Brown Brothers Harriman dated May 9, 2000, the Portfolio may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Portfolio upon the expiration or earlier termination of any investment advisory agreement between the Portfolio and Brown Brothers Harriman. Termination of the agreement would require the Portfolio to change its name to eliminate all references to BBH.

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each, a Licensee), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., unless or until the agreement is terminated (in which case the Licensee would be required to change its name to eliminate references to 59 Wall Street).


ADMINISTRATORS


     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Corporation and the Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.


     In its capacity as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC
(i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Funds' Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.


     In its capacity as Administrator of the Portfolio, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the SEC, and the preparation of tax returns for the Portfolio and reports to investors and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Administration Agreement between the Portfolio and Brown Brothers Harriman Trust Company, LLC (dated March 1, 1999) will remain in effect for successive annual periods, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's and the Portfolio's Administration Agreement on November 9, 2001. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown
Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Portfolio's corresponding Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Portfolio.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the fiscal years ended October 31, 2001, 2000 and 1999 the Fund incurred $151,588, $128,889 and $54,456, respectively, for administrative services.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Portfolio is calculated daily and payable monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2001, 2000 and 1999, the Portfolio incurred $63,781, $45,098 and $23,114, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC (the "Administrator") and each of 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") and Brown Brothers Harriman (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Corporation as are from time to time agreed upon by the Administrator and each Subadministrator. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. The offices of Brown Brothers Harriman are located at 59 Wall Street, New York, New York 10005. 59 Wall Street Administrators is a wholly-owned subsidiary of SFG. SFG is not affiliated with Brown Brothers Harriman. The Subadministrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participating in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparing certain documents in connection with meetings of
Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from the Administrator as is from time to time agreed to between the Administrator and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to the Administrator by the Fund.

     Pursuant to a Subadministrative Services Agreement with the Administrator, 59 Wall Street Administrators performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. 59 Wall Street Administrators' subadministrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participating in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation from the Administrator as is from time to time agreed to between the parties, but not in excess of the amount paid to the Administrator by the Portfolio.


   DISTRIBUTOR

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statements and the Fund's prospectus as required under federal and state securities laws.

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


     The  Distribution  Agreement  (dated  September  5, 1990,  as  amended  and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was approved by the Independent Directors of the Corporation on February 26, 2002. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


SHAREHOLDER SERVICING AGENT


     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.



   FINANCIAL INTERMEDIARIES


     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the net asset value for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.



   ELIGIBLE INSTITUTIONS


     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


EXPENSE PAYMENT AGREEMENT


     Under an agreement dated February 20, 2001, 59 Wall Street Administrators pays the Fund's Class I share expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to Brown Brothers Harriman under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Class I shares of the Fund such that after such payment the aggregate expenses of the Class I shares of the Fund do not exceed an agreed upon annual rate, currently 1.10% of the average daily net assets of Class I shares. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on October 31, 2004.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund and the Portfolio. As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund.

     As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and the Portfolio.

                                 NET ASSET VALUE

     The net asset value of each class of shares is normally determined once daily at 4:00 p.m., New York time on each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, Exchange is open every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of the Fund's net asset value of per share is made by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. Net asset value per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

     The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.


     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Portfolio values its assets.



                           COMPUTATION OF PERFORMANCE

     The average annual total return of the Fund is calculated for any period by
(a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.


     The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The following table sets forth average annual total return information for the periods ended October 31, 2001:

         1 Year:                              (28.94)%
         5 Years:                                1.54%
         Since Inception* (annualized):          3.10%

         * The inception date for the Portfolio was April 1, 1995.


     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund's Portfolio and the Fund's and Portfolio's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations.

                            PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued as on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is registered as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

                                  FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio are also not required to pay any federal income or excise taxes. Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Portfolio's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the net income of the Portfolio does not consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Portfolio in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Portfolio's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

     Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

     In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

     Other Taxes. The Fund is subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                              DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH International Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH International Equity Fund Class I. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, two of which also offer Class N and Class I shares.


     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.


     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the Fund's assets in the Portfolio.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

     Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

     Stock certificates are not issued by the Corporation.

     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

     Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

                        PORTFOLIO BROKERAGE TRANSACTIONS


     The Portfolio is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rate of the Portfolio was 21% and 37%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the level of portfolio activity increases.


     In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.


     For the fiscal years ended October 31, 1999, 2000 and 2001, the aggregate commissions paid by the Portfolio were $178,567, $228,515 and $323,275, respectively.

     A portion of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.


     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                             ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman.

     The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the Fund's investment policies. In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet sit at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


     The Annual Report of the Fund dated October 31, 2001 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.


WS5486N

PART C
ITEM 23.  EXHIBITS.

               (a)  (1) Restated Articles of Incorporation of the Registrant.(7)
                    (2) Establishment and Designation of Series of The 59 Wall
                        Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
                    (3) Establishment and Designation of Series of The 59 Wall
                        Street Small Company Fund.(7)
                    (4) Establishment and Designation of Series of The 59 Wall
                        Street International Equity Fund.(7)
                    (5) Establishment and Designation of Series of The 59 Wall
                        Street Short Term Fund. (7)
                    (6) Redesignation of series of the The 59 Wall Street Short/
                        Intermediate Fixed Income Fund as The 59 Wall Street Inflation-Indexed Securities Fund. (8)
                   (7) Establishment and Designation of Series of The 59 Wall
                        Street Tax-Efficient U.S. Equity Fund. (9)
                   (8) Articles Supplementary. (12)

               (b)      Amended and Restated By-Laws of the Registrant.(7)

               (c)      Not Applicable.

               (d)  (1) Advisory Agreement with respect to The 59 Wall Street
                        U.S. Equity Fund.(7)

                    (2) Advisory Agreement with respect to The 59 Wall Street
                        Short/Intermediate Fixed Income Fund.(7)

                    (3) Form of Advisory Agreement with respect to The 59 Wall
                        Street Inflation-Indexed Securities Fund.(8)

                    (4) Form of Advisory Agreement with respect to The 59 Wall
                        Street Tax-Efficient U.S. Equity Fund. (9)

               (e)      Form of Amended and Restated Distribution Agreement.(3)

               (f)      Not Applicable.

               (g)  (1) Form of Custody Agreement.(2)

                    (2) Form of Custodian Agreement with BBH&Co. (11)

                    (3) Form of Transfer Agency Agreement.(2)

                    (4) Transfer Agency Agreement with Forum. (11)

               (h)  (1) (a) Amended and Restated Administration Agreement.(6)

                        (b) Amended and Restated Administration Agreement with
                         Brown Brothers Harriman Trust Company, LLC. (11)

                   (2) (a) Subadministrative Services Agreement.(6)

                       (b) Subadministration Services Agreement w/BBH & Co.(13)

                       (c) Subadministration Services Agreement w/
                           59 Wall Street Administratotrs, Inc. (13)


                  (3) Form of License Agreement.(1)

                   (4) Amended and Restated Shareholder Servicing Agreement.(6)
                        (i) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement.(9)

                    (5) Amended and Restated Eligible Institution Agreement.(6)
                        (i) Appendix A to Amended and Restated Eligible
                             Institution Agreement.(9)

                   (6) (a) Form of Expense Reimbursement Agreement with
                        respect to the 59 Wall Street U.S. Equity Fund.(6)

                   (b) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street Short/Intermediate Fixed
                        Fund.(6)

                   (c) Expense Payment Agreement with respect to
                       The 59 Wall Street Inflation-Indexed Securities Fund.(8)

                  (d) Expense Payment Agreement with respect to
                       The 59 Wall Street Inflation-Indexed Securities Fund.(11)

                   (e) Form of Expense Payment Agreement with respect to The
                        59 Wall Street Tax-Efficient U.S. Equity Fund. (9)

                    (f) Form of Expense Payment Agreement with respect to The
                        59 Wall Street International Equity Fund.(10)

                    (g) Expense Payment Agreement with respect to The 59 Wall
                         Street International Equity Fund. (12)

              (i)(1)    Opinion of Counsel (including consent).(2)
                 (2)    Opinion of Counsel. (12)

              (j)       Independent auditors' consent.(13)

              (k)       Not Applicable.

              (l) Copies of investment representation letters from initial shareholders.(2)

              (m)       Not Applicable.

              (n)       Rule 18f-3 Plan. (12)

              (p)       (1) Code of Ethics of the Registrant. (11)

                        (2) Code of Ethics of the Adviser. (11)

                        (3) Code of Ethics of the Distributor. (11)


(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with Amendment No.2 to this Registration Statement on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with Amendment No.9 to this Registration Statement on
   December 30, 1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)Filed with Amendment No. 27 to this Registration Statement on
   February 28, 1997.

(9)Filed with Amendment No. 38 to this Registration Statement on
   September 21, 1998.

(10)Filed with Amendment No. 40 to this Registration Statement on
   December 30, 1998.

(11)Filed with Amendment No. 62 to this Registration Statement on
   February 23, 2001.

(12) Filed with Amendment No. 72 to this Registration Statement on
     July 6, 2001.

(13) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 25.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA 02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                         Officer, President
                         and Director

Christine D. Dorsey      Secretary                        Secretary


Susan Jakuboski          Assistant Treasurer              Assistant Treasurer
                         Assistant Secretary              Assistant Secretary

Linwood C. Downs         Treasurer                        Treasurer


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

         (c)      Not Applicable.

Item 28.  Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         21 Milk Street
         Boston, MA 02109

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, subadministrator, eligible institution shareholder servicing agent)

          Brown Brothers Harriman Trust Company, LLC
         63 Wall Street
         New York, NY  10005
         (administrator)

         59 Wall Street Distributors, Inc.
         21 Milk Street
         Boston, MA 02109
            (distributor)

         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator)

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA  02109
        (custodian)

        Forum Shareholder Services
        Two Portland Square
        Portland, ME  04101
        (transfer agent)


Item 29.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.


Item 30.          Undertakings.

        Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 28th day of February, 2002.


                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
 (J.V. Shields, Jr.)                          the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ J. ANGUS IVORY                            Director
(J. Angus Ivory)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/s/ RICHARD L. CARPENTER                      Director
(Richard L. Carpenter)

/s/ CLIFFORD A. CLARK                         Director
(Clifford A. Clark)


/S/ LINWOOD C. DOWNS                          Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 28th day of February 2002.


                                           BBH INTERNATIONAL EQUITY PORTFOLIO

                                           By /s/PHILIP W. COOLIDGE
                                           (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                    Title

/s/ J.V. SHIELDS, JR.                       Trustee and Chairman of
 (J.V. Shields, Jr.)                         the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Trustee
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Trustee
(David P. Feldman)


/s/J. ANGUS IVORY
(J.Angus Ivory)                               Trustee


/s/ ARTHUR D. MILTENBERGER                    Trustee
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                              Trustee
(Alan D. Lowy)

/s/ CLIFFORD A. CLARK                         Trustee
(Clifford A. Clark)

/s/ RICHARD L. CARPENTER                      Trustee
(Richard L. Carpenter)

/s/ LINWOOD C. DOWNS                          Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 28th day of February 2002.


                                           BBH U.S. EQUITY PORTFOLIO

                                           By /s/PHILIP W. COOLIDGE
                                           (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                    Title

/s/ J.V. SHIELDS, JR.                       Trustee and Chairman of
 (J.V. Shields, Jr.)                         the Board


/s/PHILIP W. COOLIDGE                         President (Principal
(Philip W. Coolidge)                          Executive Officer)


/s/ EUGENE P. BEARD                           Trustee
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Trustee
(David P. Feldman)


/s/J. ANGUS IVORY
(J.Angus Ivory)                               Trustee


/s/ ARTHUR D. MILTENBERGER                    Trustee
(Arthur D. Miltenberger)

/s/ ALAN D. LOWY                              Trustee
(Alan D. Lowy)

/s/ CLIFFORD A. CLARK                         Trustee
(Clifford A. Clark)

/s/ RICHARD L. CARPENTER                      Trustee
(Richard L. Carpenter)

/s/ LINWOOD C. DOWNS                          Treasurer, Principal Accounting
(Linwood C. Downs)                            Officer and Principal Financial
                                              Officer